                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       3/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

Annual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

Scudder Lifecycle Funds

<Click Here> Portfolio Summary

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

Asset Management Portfolios

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read each fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

Scudder Lifecycle Long Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund was, and the Fund is, a feeder fund investing all of its investable assets in the same master portfolio, the Asset Management Portfolio. Returns shown prior to July 25, 2003 are the actual returns of the Acquired Fund. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/04
	1-Year	3-Year	5-Year	10-Year
Premier Class	23.71%	3.65%	2.46%	9.64%
Investment Class	23.06%	3.19%	2.02%	9.18%
S&P 500 Index+	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Long Range+++	20.63%	3.56%	2.58%	9.83%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Investment Class	Premier Class
Net Asset Value: 3/31/04	$ 10.43	$ 10.84
7/25/03 (inception date of Investment Class shares) and 3/31/03 (Premier Class net asset value)	$ 9.75	$ 9.17
Distribution Information: Twelve Months (7/25/03 through 3/31/04 for Investment Class): Income Dividends as of 3/31/04	$ .36	$ .48

Premier Class Lipper Rankings - Flexible Portfolio Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	202	of	312	65
3-Year	94	of	248	38
5-Year	78	of	192	41
10-Year	22	of	73	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Premier Class shares; other share classes may vary.

Growth of an Assumed $5,000,000 Investment
[] Scudder Lifecycle Long Range Fund - Premier Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Long Range+++

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Premier Class	Growth of $5,000,000	$6,185,500	$5,567,000	$5,646,500	$12,553,500
	Average annual total return	23.71%	3.65%	2.46%	9.64%
S&P 500 Index+	Growth of $5,000,000	$6,756,000	$5,095,500	$4,707,000	$15,095,500
	Average annual total return	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	Growth of $5,000,000	$5,276,500	$6,201,000	$7,106,500	$10,354,000
	Average annual total return	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Long Range+++	Growth of $5,000,000	$6,031,500	$5,553,000	$5,679,000	$12,773,000
	Average annual total return	20.63%	3.56%	2.58%	9.83%

The growth of $5,000,000 is cumulative.

The minimum investment for the Premier Class is $5,000,000.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Long Range Fund - Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Long Range+++

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$12,306	$10,986	$11,051	$24,078
	Average annual total return	23.06%	3.19%	2.02%	9.18%
S&P 500 Index+	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,553	$12,402	$14,213	$20,708
	Average annual total return	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Long Range+++	Growth of $10,000	$12,063	$11,106	$11,358	$25,546
	Average annual total return	20.63%	3.56%	2.58%	9.83%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Lifecycle Mid Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Average Annual Total Returns as of 3/31/04
	1-Year	3-Year	5-Year	10-Year
Investment Class	16.85%	4.16%	3.51%	8.29%
S&P 500 Index+	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Mid Range+++	14.31%	4.34%	3.87%	8.66%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Investment Class
Net Asset Value: 3/31/04	$ 9.86
3/31/03	$ 8.80
Distribution Information: Twelve Months: Income Dividends as of 3/31/04	$ .42

Investment Class Lipper Rankings - Flexible Portfolio Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	271	of	312	87
3-Year	76	of	248	31
5-Year	55	of	192	27
10-Year	49	of	73	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Mid Range Fund - Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Mid Range+++

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Lifecycle Mid Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,685	$11,301	$11,881	$22,167
	Average annual total return	16.85%	4.16%	3.51%	8.29%
S&P 500 Index+	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,553	$12,402	$14,213	$20,708
	Average annual total return	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Mid Range+++	Growth of $10,000	$11,431	$11,359	$12,093	$22,935
	Average annual total return	14.31%	4.34%	3.87%	8.66%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Mid Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 35%; bonds: 45%; cash: 20%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Lifecycle Short Range Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Average Annual Total Returns as of 3/31/04
	1-Year	3-Year	5-Year	10-Year
Investment Class	10.44%	4.82%	4.54%	7.03%
S&P 500 Index+	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Short Range+++	8.25%	4.99%	5.05%	7.38%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Investment Class
Net Asset Value: 3/31/04	$ 10.30
3/31/03	$ 9.71
Distribution Information: Twelve Months: Income Dividends as of 3/31/04	$ .40

Investment Class Lipper Rankings - Income Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	146	of	159	92
3-Year	44	of	108	41
5-Year	28	of	78	35
10-Year	12	of	19	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $10,000 Investment
[] Scudder Lifecycle Short Range Fund - Investment Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index - Short Range+++

Yearly periods ended March 31

Comparative Results as of 3/31/04
Scudder Lifecycle Short Range Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$11,044	$11,516	$12,486	$19,731
	Average annual total return	10.44%	4.82%	4.54%	7.03%
S&P 500 Index+	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,553	$12,402	$14,213	$20,708
	Average annual total return	5.53%	7.44%	7.28%	7.54%
Asset Allocation Index - Short Range+++	Growth of $10,000	$10,825	$11,573	$12,796	$20,384
	Average annual total return	8.25%	4.99%	5.05%	7.38%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Citigroup Broad Investment Grade Bond Index (formerly Salomon Broad Investment Grade Bond Index) covers an all inclusive universe of institutionally traded US treasury, agency, mortgage and corporate securities.
+++ Asset Allocation Index - Short Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 15%; bonds: 55%; cash: 30%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Lifecycle Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Asset Management Portfolios (the "Portfolios"), the Portfolios in which the Scudder Lifecycle Funds invest all of their assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI") is the subadvisor to the Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. As of December 31, 2003. NTI had approximately $243.6 billion of assets under management. With respect to only the passive equity portion of each master portfolio, a group of investment professionals at NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Lead Manager of the Portfolios.

• Head of global and tactical asset allocation.

• Joined Deutsche Asset Management in 1999 and began managing the Portfolios in 2000.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 12 years of investment industry experience.

• Bachelor's degree in Economics from Northeastern University; Master's degree in Social Science from California Institute of Technology and Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Co-Manager of the Portfolios.

• Joined Deutsche Asset Management in 1995 and began managing the Portfolios in 2000.

• Fixed income trader for J.P. Morgan from 1982 to 1995.

• Over 21 years of investment industry experience.

• Bachelor's degree in Economics from the Wharton School at the University of Pennsylvania.

In the following interview, Portfolio Managers Janet Campagna and Robert Wang address the economy, the investment management strategy and the resulting performance of Scudder Lifecycle Funds for the one-year period April 1, 2003, through March 31, 2004.

Q: Will you review the key global political and economic developments during the period?

A: People will remember this annual period as the one that officially marked the end of the bear market. A global economic recovery, led by the United States and Asia, fueled strong global equity market performance. The global bond markets also performed well, supported by the consistently dovish stance of the US Federal Reserve Board and the central bank policies of Europe and Japan.

As we entered the period, we began to see the results of strong fiscal and monetary stimulus. Although this stimulus had contributed to US dollar weakness, it finally began working to broaden and deepen the economic recovery around the globe. Leading economic indicators began to show significant signs of improvement during the second quarter of 2003. However, Europe lagged behind the United States and Japan, with weak domestic demand. Further, euro strength diluted the benefits of increased demand for European exports.

During the second half of 2003, several unanticipated events and countervailing forces clouded what was expected to be a sunny picture for the equity markets. As we entered the period, we saw signs of continued economic improvement. In the United States, initial estimates of gross domestic product (the total value of all goods and services produced) for the third quarter were revised upward significantly, and jobless claims (a measure of unemployment) began to moderate. Nevertheless, not all data points were wholly positive; consumer confidence levels were somewhat lower than expected. Finally, fourth-quarter reports of illegal trading among some prominent mutual fund complexes, and the resulting legal actions, gave rise to widespread investor skittishness. Mounting concern that robust economic growth would bring about inflation gave way to increased volatility in the US fixed-income markets.

In the first quarter of 2004, the market continued to struggle with economic and geopolitical issues that together dampened early investor enthusiasm. In the United States, the February release of disappointing labor statistics called into question the viability of the domestic economic recovery. The insurrection in Haiti, the terrorist bombing in Madrid, escalation of fighting between Israelis and Palestinians, and the grinding conflict in Iraq heightened anxiety worldwide.

However, earnings growth for large- and small-cap US stocks continued to surprise on the upside throughout January and February, providing a mooring for investors. In March, better-than-anticipated US employment data helped to renew investor confidence, driving US equities to a strong finish through the period's end.

In Japan, ongoing corporate restructuring efforts finally renewed people's confidence and signs of a sustained domestic economic recovery emerged. After a decade of undervaluation by investors, Japanese equity prices rose.

Q: How did equity markets around the world respond?

A: Most global equity markets advanced powerfully during the period as leading indicators of economic activity ultimately showed improvement. With interest rates near historic lows, equity valuations on the whole were attractive relative to bonds, and especially in relation to cash holdings. Our ability to invest in offshore markets through the use of foreign equity index and bond futures enabled Scudder Lifecycle Funds to benefit from these trends.

Driven by economic strength and improved corporate earnings, the Japanese equity market rose 69.83% for the 12-month period ended March 31, 2004, as measured by the Morgan Stanley Capital International Japan Index.1 It was the top-performing global equity market. European equities, fueled by export growth, also logged strong gains albeit tempered by the strong euro; the Morgan Stanley Capital International Europe Index was up 53.96% for the same period.2 Despite healthy corporate profits, US stocks continued to be comparatively expensive (in US dollar terms) versus foreign stocks. As a result, US equities generally underperformed their foreign counterparts during the period. The US equity market, as measured by the Standard & Poor's 500 index rose 35.12% for the period.3

1 The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged, capitalization-weighted measure of equity securities listed on the Tokyo Stock Exchange. Index returns assume reinvested dividends and do not reflect fees. It is not possible to invest directly in an index.
2 The Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged, capitalization-weighted measure of 16 markets in Europe.
3 "Standard & Poor's," "S&P," "S&P 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. This fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. The S&P 500 is an unmanaged group of large-company stocks that is not available for direct investment.

Q: How did the global bond and currency markets perform?

A: A supportive central bank policy propped up global bond markets, which were further supported by an absence of inflationary pressure during most of the period. While providing positive returns, the global bond markets nevertheless underperformed global equity markets.

We continued to be concerned about bond prices, which appeared to be high both on a relative basis and on a historical basis. We believe that at some point, the US Federal Reserve and the Asian central banks will have to account for economic improvements. The European Central Bank, on the other hand, may be forced to lower rates to prop up the continent's relatively sluggish growth.

On a comparison basis within the asset class, longer-duration bonds performed quite well during the period. Despite some fluctuation caused by investor concerns late in the period regarding inflation and continued economic growth, US Treasury bonds ultimately were the top-performing fixed-income vehicle, favored by risk-averse foreign investors worried about continued geopolitical instability.

Q: How did the global currency markets affect fund management and performance?

A: The currency markets, which we access through the use of currency forward agreements, were one of the biggest contributors to the funds' performance. The dollar remained uniformly weak until the end of the period, which provided a major advantage to the funds. The reversal in February 2004 was due primarily to the strength of global economic growth, talk of interest rate cuts by the European Central Bank and a change in the Japanese policy of foreign exchange intervention to consistently weaken the yen. While the dollar stabilized, the yen weakened sharply, and the euro pulled back from its previous highs.

Because a depreciating dollar makes US financial assets less attractive, maintaining a stable or slightly weakening currency will be important to continue broadening global economic growth. Higher euro and yen valuations make export growth more difficult for European and Japanese exporters and put more pressure on authorities to stimulate local demand. In this vein, the Japanese economy seems to be slightly ahead of Europe.

Q: How did the funds perform during the period?

A: During the period, the funds benefited primarily from their diversification of asset class and regional exposure. For the one-year period April 1, 2003, through March 31, 2004:

• Scudder Lifecycle Long Range Fund grew 23.06% (Investment Class)

• Scudder Lifecycle Mid Range Fund rose 16.85%

• Scudder Short Range Fund advanced 10.44%

(The Lifecycle Long Range Fund has an additional share class. See pages 3 through 9 for performance of the other share class and more complete performance information for all three funds.)

We are very pleased with the absolute performance of the funds and with the level of added risk we undertook to achieve these strong gains. Each of the three funds outperformed its respective asset allocation benchmark as well as the 5.53% return of the Citigroup Broad Investment Grade Bond Index, but they trailed both the 35.12% total return of the S&P 500 and their respective peer category averages, as tracked by Lipper Inc.

In evaluating each fund's performance relative to its peers, it is important to understand that Scudder Lifecycle Funds are compared with funds that, in some cases, are able to hold a greater share of equity assets. As a result, in extremely strong equity markets, such as we experienced during the annual period, it is difficult for Scudder Lifecycle Funds to compete successfully.

It is also important to take into account Scudder Lifecycle Funds' unique Global Asset Allocation (GAA) overlay - a formula designed to help add portfolio diversification and reduce volatility. In comparison with their peers, Scudder Lifecycle Funds tend to provide a lower-risk profile and more-stable total returns over time. On this basis, we are extremely pleased with the funds' performance.

Q: Will you review the GAA overlay and other asset allocation techniques upon which you rely?

A: When we execute asset allocation, we don't simply look at stocks and bonds. We also evaluate other factors that can help us implement various strategies to add value.

The GAA overlay is a "long-short" strategy, or a means of attempting to capture gains when stocks advance or decline. In addition, it utilizes stock and bond futures and currency forwards to enable the funds' management team to achieve tactical positioning without having to make dramatic shifts in the stock, bond and cash allocations of the funds, which normally remain relatively static. We don't buy or sell stocks and bonds on a frequent basis. The overlay instead enables us to gain a degree of exposure to a particular asset class in an attempt to derive the greatest value from any one source.

For example, currency exposure can be an important source of added return. We know that 100% of the funds' benchmark, the S&P 500, is dollar-return oriented. When we utilize currency forwards, we are, in essence, determining what portion of that dollar return to expose to another currency. During any given period, we may decide to expose only 90% of the funds' return to the dollar and "trade in" 10% of those assets for another currency that may react to different economic stimuli. The funds' board of trustees has imposed strict constraints on the use of this strategy to maintain a clear and manageable level of risk. The GAA strategy added significantly to total returns during the period ended March 31, 2004.

We also incorporate into our equity assets an enhanced stock index fund (ESIF Strategy). The ESIF Strategy seeks to keep pace with a given benchmark index by investing in a similar portfolio of stocks. The ESIF Strategy aims to achieve total returns of one-quarter to one-half of 1% above the index - in this case the S&P 500 - on an annual basis. The ESIF Strategy detracted from performance slightly during the period due to stock selection weakness.

Likewise, the portfolio incorporates a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the benchmark Citigroup Broad Investment Grade Bond Index. On a historical basis, this has been one of the most effective ways in which the managers have been able to add value. This strategy added significantly to the funds' returns for the period.

Q: How was each of the funds diversified as of March 31, 2004?

A: The dominant factors affecting performance throughout the annual period were asset class allocation and risk management rather than country or regional weightings. Our model's assessment of a wide variety of factors supported each fund's asset allocation.

• Scudder Lifecycle Long Range Fund was overweight in equities, or stocks, meaning it had a proportionately greater allocation than the benchmark.4 In fixed-income investments, or bonds, it had a neutral, or roughly equal, allocation to the benchmark. And had an underweight, or proportionately smaller allocation than the benchmark, in cash-equivalent securities.5

4 For purposes of this discussion, asset weightings include the market value of futures contracts at the end of the annual period. Please see the Futures Contracts table in the Investment Portfolio section for each fund.
5 The fund's cash-equivalent benchmark assumes full investment in the US dollar, so when we say the fund's cash-equivalent weighting was underweight, we are saying its US dollar weighting is underweight, while its foreign currency weighting is overweight.

Throughout the 12-month period, we increased our weighting in equities, which enabled us to more fully benefit from strong global equity performance. We lowered bond exposure during the first quarter to achieve parity with the benchmark. Within the fixed-income asset class, we shifted from an underweight position in US bonds and an overweight position in international fixed-income investments to a neutral weighting in both. Dollar weakness led to the positive performance of US long bonds, which were a strong contributor to fund performance, despite some intermittent volatility.

• Scudder Lifecycle Mid Range Fund was overweight the benchmark in equities, or stocks. The fund was also overweight in fixed-income investments, or bonds, while it was significantly underweight in cash-equivalent securities.

Like Scudder Lifecycle Long Range Fund, Scudder Lifecycle Mid Range Fund benefited primarily from an overweight position in equities and exposure to foreign currencies - notably the Japanese yen and the British pound - which outperformed the US dollar.

• Scudder Lifecycle Short Range Fund also had a significant overweight in equities, or stocks. And the fund was overweight in fixed income, or bonds. Similar to the other two funds, it was underweight in cash-equivalent securities.

Similar themes likewise contributed to Scudder Lifecycle Short Range Fund's positive performance, including US equity exposure, US dollar weakness and positive fixed-income performance.

Asset values include the value of futures contracts as of the end of the annual period.

Q: Do you have any closing comments for shareholders?

A: We believe the investment environment today continues to be supportive of the equity markets. We have seen good profitability, positive cash flow dynamics and strong earnings growth in the United States and Japan. Corporate restructuring efforts are beginning to take hold in Europe.

As always, we continue to monitor the global economic landscape. While worldwide growth has been robust, there is evidence that momentum is moderating. Each of the major markets - the United States, Europe and Japan - is at a critical juncture. In the United States, we continue to be concerned about employment data, which we believe are critical to US equity market progress. In Asia, we are focused on the monetary policies of the central banks, which could opt to reduce their reliance on foreign currency intervention and allow their currencies to begin to strengthen. Monetary policy, particularly as it affects interest rates, is of concern in Europe as well, where a slightly weaker-than-expected economic recovery could endanger already sluggish earnings growth.

Finally, we thank you, our shareholders, for your continued support. We look forward to serving you and to working together to achieve your investment goals in the years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Scudder Lifecycle Long Range Fund

Asset Allocation	3/31/04	3/31/03

Common Stocks	55%	57%
Bonds	35%	38%
Short-Term Investments	10%	5%
	100%	100%

Five Largest Equity Holdings at March 31, 2004 (7.2% of Portfolio)
1. General Electric Co. Industrial conglomerate	1.6%
2. ExxonMobil Corp. Explorer and producer of oil and gas	1.4%
3. Microsoft Corp. Developer of computer software	1.4%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.4%
5. Citigroup, Inc. Provider of diversified financial services	1.4%

Five Largest Fixed Income Long-Term Securities at March 31, 2004 (4.7% of Portfolio)
1. US Treasury Note 6.125%, 8/15/2007	1.5%
2. US Treasury Bond 6.00%, 2/15/2026	1.4%
3. Conseco Finance 7.60%, 12/15/2029	0.7%
4. Federal National Mortgage Association 5.00%, 12/1/2033	0.6%
5. Greenpoint Manufactured Housing 7.33%, 8/15/2020	0.5%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder Lifecycle Mid Range Fund

Asset Allocation	3/31/04	3/31/03

Bonds	44%	49%
Common Stocks	35%	37%
Short-Term Investments	20%	14%
Preferred Stocks	1%	-
	100%	100%

Five Largest Equity Holdings at March 31, 2004 (4.6% of Portfolio)
1. General Electric Co. Industrial conglomerate	1.0%
2. ExxonMobil Corp. Explorer and producer of oil and gas	0.9%
3. Microsoft Corp. Developer of computer software	0.9%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.9%
5. Citigroup, Inc. Provider of diversified financial services	0.9%

Five Largest Fixed Income Long-Term Securities at March 31, 2004 (5.9% of Portfolio)
1. US Treasury Bond 6.00%, 2/15/2026	1.8%
2. Conseco Finance 7.60%, 12/15/2029	1.3%
3. US Treasury Note 6.125%, 8/15/2007	1.0%
4. Lansing, MI, Water & Sewer Revenue 7.3%, 7/1/2006	0.9%
5. Greenpoint Manufactured Housing 7.33%, 8/15/2020	0.9%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 50. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder Lifecycle Short Range Fund

Asset Allocation	3/31/04	3/31/03

Bonds	53%	59%
Short-Term Investments	32%	25%
Common Stocks	14%	16%
Preferred Stocks	1%	-
	100%	100%

Five Largest Equity Holdings at March 31, 2004 (2.0% of Portfolio)
1. General Electric Co. Industrial conglomerate	0.4%
2. ExxonMobil Corp. Explorer and producer of oil and gas	0.4%
3. Microsoft Corp. Developer of computer software	0.4%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	0.4%
5. Citigroup, Inc. Provider of diversified financial services	0.4%

Five Largest Fixed Income Long-Term Securities at March 31, 2004 (9.7% of Portfolio)
1. US Treasury Note 6.125%, 8/15/2007	2.7%
2. US Treasury Bond 6.00%, 2/15/2026	2.4%
3. US Treasury Note 5.00%, 8/15/2011	1.8%
4. Greenpoint Manufactured Housing 7.33%, 8/15/2020	1.4%
5. Virginia, Multi Family Housing Revenue 6.51%, 5/1/2019	1.4%

Asset allocation is based on market value of the Total Investment Portfolio and is subject to change. Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 65. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2004
Assets	Long Range Fund	Mid Range Fund	Short Range Fund
Investment in Portfolio, at value(a)	$ 770,717,186	$ 72,197,743	$ 22,328,131
Receivable for Fund shares sold	358,694	275,677	143,152
Due from Advisor	40,681	-	94,618
Total assets	771,116,561	72,473,420	22,565,901
Liabilities
Payable for Fund shares redeemed	27,279	13,097	67,575
Other accrued expenses and payables	16,894	37,819	113,213
Total liabilities	44,173	50,916	180,788
Net assets, at value	$ 771,072,388	$ 72,422,504	$ 22,385,113
Net Assets
Net assets consist of: Undistributed net investment income (loss)	5,633,527	493,570	136,237
Net unrealized appreciation (depreciation) on investment, futures and foreign currency transactions	65,033,864	4,037,471	876,112
Accumulated net realized gain (loss)	(91,699,237)	(7,532,144)	(1,186,347)
Paid-in capital	792,104,234	75,423,607	22,559,111
Net assets, at value	$ 771,072,388	$ 72,422,504	$ 22,385,113
Net Asset Value
Investment Class Net assets applicable to shares outstanding	$ 68,639,232	$ 72,422,504	$ 22,385,113
Shares outstanding ($.001 par value per share, unlimited number of shares authorized)	6,579,378	7,341,650	2,173,933
Net Asset Value, offering and redemption price per share	$ 10.43	$ 9.86	$ 10.30
Premier Class Net assets applicable to shares outstanding	$ 702,433,156	$ -	$ -
Shares outstanding ($.001 par value per share, unlimited number of shares authorized)	64,806,299	-	-
Net Asset Value, offering and redemption price per share	$ 10.84	$ -	$ -

a Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2004
Investment Income	Long Range Fund	Mid Range Fund	Short Range Fund
Total investment income allocated from the Portfolio(a): Dividends - Unaffiliated issuers(b)	$ 6,070,997	$ 314,109	$ 30,537
Interest - Unaffiliated issuers	11,598,516	1,521,112	590,169
Interest - Affiliated issuers	624,380	85,563	29,594
Securities lending income	3,532	341	178
Expenses(c)	(3,842,026)	(384,947)	(124,284)
Net investment income (loss) allocated from the Portfolio	14,455,399	1,536,178	526,194
Expenses: Administrator service fees	1,264,729	416,274	134,462
Auditing	32,649	29,358	29,769
Legal	13,136	18,529	17,582
Trustees' fees and expenses	11,237	4,822	4,183
Reports to shareholders	26,173	11,693	10,772
Registration fees	26,960	22,921	20,340
Other	5,263	3,570	2,562
Total expenses, before expense reductions	1,380,147	507,167	219,670
Expense reductions	(1,198,126)	(250,245)	(137,047)
Total expenses, after expense reductions	182,021	256,922	82,623
Net investment income (loss)	14,273,378	1,279,256	443,571
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investment	13,967,759	1,398,527	425,201
Futures	(50,517)	99,497	(43,653)
Foreign currency related transactions	19,761,796	1,746,098	451,638
	33,679,038	3,244,122	833,186
Net unrealized appreciation (depreciation) during the period on investment, futures, and foreign currency transactions	92,021,218	5,108,169	644,731
Net gain (loss) on investment transactions	125,700,256	8,352,291	1,477,917
Net increase (decrease) in net assets resulting from operations	$ 139,973,634	$ 9,631,547	$ 1,921,488

a Allocated from Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively.
b Net of foreign taxes withheld of $407, $41 and none, respectively.
c For the year ended March 31, 2004, Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III waived fees in the amounts of $1,340,309, $152,742 and $111,007, which were allocated to the Lifecycle Long Range Fund (including Acquired Fund before July 25, 2003 merger), Lifecycle Mid Range Fund and Lifecycle Short Range Fund, respectively.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Long Range Fund[a]
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 14,273,378	$ 10,575,288
Net realized gain (loss) on investment transactions	33,679,038	(51,547,154)
Net unrealized appreciation (depreciation) on investment transactions during the period	92,021,218	(11,253,078)
Net increase (decrease) in net assets resulting from operations	139,973,634	(52,224,944)
Distributions to shareholders from: Net investment income Investment Class	(2,277,173)	-
Premier Class	(29,974,017)	(18,069,835)
Fund share transactions: Proceeds from shares sold	142,112,613	309,641,247
Reinvestment of distributions	32,245,735	18,067,863
Net assets acquired in tax-free reorganization (Investment Class)	58,476,295	-
Cost of shares redeemed	(117,931,521)	(146,769,962)
Net increase (decrease) in net assets from Fund share transactions	114,903,122	180,939,148
Increase (decrease) in net assets	222,625,566	110,644,369
Net assets at beginning of period	548,446,822	437,802,453
Net assets at end of period (including undistributed net investment income of $5,633,527 and $3,423,667, respectively)	$ 771,072,388	$ 548,446,822

a Information shown in year ended March 31, 2003 only includes the Premier Class. Prior to July 25, 2003 the Investment Class was not part of this Fund.
Statement of Changes in Net Assets - Mid Range Fund
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 1,279,256	$ 1,543,774
Net realized gain (loss) on investment transactions	3,244,122	(4,903,415)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,108,169	(376,708)
Net increase (decrease) in net assets resulting from operations	9,631,547	(3,736,349)
Distributions to shareholders from: Net investment income	(2,807,608)	(2,515,099)
Fund share transactions: Proceeds from shares sold	27,215,420	16,817,393
Reinvestment of distributions	2,807,418	2,514,918
Cost of shares redeemed	(16,375,047)	(33,525,854)
Net increase (decrease) in net assets from Fund share transactions	13,647,791	(14,193,543)
Increase (decrease) in net assets	20,471,730	(20,444,991)
Net assets at beginning of period	51,950,774	72,395,765
Net assets at end of period (including undistributed net investment income of $493,570 and $323,040, respectively)	$ 72,422,504	$ 51,950,774

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Short Range Fund
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 443,571	$ 613,676
Net realized gain (loss) on investment transactions	833,186	(635,303)
Net unrealized appreciation (depreciation) on investment transactions during the period	644,731	202,196
Net increase (decrease) in net assets resulting from operations	1,921,488	180,569
Distributions to shareholders from: Net investment income	(826,388)	(981,687)
Fund share transactions: Proceeds from shares sold	14,946,510	14,717,653
Reinvestment of distributions	822,774	977,058
Cost of shares redeemed	(11,276,402)	(23,015,246)
Net increase (decrease) in net assets from Fund share transactions	4,492,882	(7,320,535)
Increase (decrease) in net assets	5,587,982	(8,121,653)
Net assets at beginning of period	16,797,131	24,918,784
Net assets at end of period (including undistributed net investment income of $136,237 and $86,814, respectively)	$ 22,385,113	$ 16,797,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Lifecycle Long Range Fund

Investment Class
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[b]	.11
Net realized and unrealized gain (loss) on investment transactions	.93
Total from investment operations	1.04
Less distributions from: Net investment income	(.36)
Net asset value, end of period	$ 10.43
Total Return (%)[c]	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69
Ratio of expenses before expense reductions, including expenses allocated from the Asset Management Portfolio (%)	1.41*
Ratio of expenses after expense reductions, including expenses allocated from the Asset Management Portfolio (%)	1.00*
Ratio of net investment income (loss) (%)	1.65*
[a] For the period July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Premier Class
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.17	$ 10.92	$ 10.98	$ 14.44	$ 13.11
Income (loss) from investment operations: Net investment income (loss)	.21[a]	.25[a]	.31	.41	.33
Net realized and unrealized gain (loss) on investment transactions	1.94	(1.53)	(.08)	(1.79)	1.44
Total from investment operations	2.15	(1.28)	.23	(1.38)	1.77
Less distributions from: Net investment income	(.48)	(.47)	(.28)	(.30)	(.31)
Net realized gains on investment transactions	-	-	(.01)	(1.78)	(.13)
Total distributions	(.48)	(.47)	(.29)	(2.08)	(.44)
Net asset value, end of period	$ 10.84	$ 9.17	$ 10.92	$ 10.98	$ 14.44
Total Return (%)[b]	23.71	(11.88)	2.13	(10.90)	13.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	702	548	438	417	512
Ratio of expenses before expense reductions, including expenses allocated from the Asset Management Portfolio (%)	.91	.93	.91	.93	.93
Ratio of expenses after expense reductions, including expenses allocated from the Asset Management Portfolio (%)	.55	.55	.55	.59	.60
Ratio of net investment income (loss) (%)	2.08	2.61	2.84	3.20	2.69
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder Lifecycle Mid Range Fund

Investment Class
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 9.75	$ 9.78	$ 11.38	$ 10.60
Income (loss) from investment operations: Net investment income (loss)	.19[a]	.25[a]	.30	.42	.32
Net realized and unrealized gain (loss) on investment transactions	1.29	(.80)	(.06)	(.86)	.71
Total from investment operations	1.48	(.55)	.24	(.44)	1.03
Less distributions from: Net investment income	(.42)	(.40)	(.27)	(.33)	(.23)
Net realized gains on investment transactions	-	-	-	(.83)	(.02)
Total distributions	(.42)	(.40)	(.27)	(1.16)	(.25)
Net asset value, end of period	$ 9.86	$ 8.80	$ 9.75	$ 9.78	$ 11.38
Total Return (%)[b]	16.85	(5.63)	2.48	(4.25)	9.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	52	72	81	99
Ratio of expenses before expense reductions, including expenses allocated from Asset Management Portfolio II (%)	1.63	1.56	1.54	1.51	1.51
Ratio of expenses after expense reductions, including expenses allocated from Asset Management Portfolio II (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) (%)	2.01	2.68	3.04	3.86	3.03
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder Lifecycle Short Range Fund

Investment Class
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.71	$ 10.08	$ 10.05	$ 10.54	$ 10.23
Income (loss) from investment operations:
Net investment income (loss)	.22[a]	.29[a]	.38	.48	.39
Net realized and unrealized gain (loss) on investment transactions	.77	(.21)	(.04)	(.21)	.18
Total from investment operations	.99	.08	.34	.27	.57
Less distributions from: Net investment income	(.40)	(.45)	(.31)	(.40)	(.26)
Net realized gains on investment transactions	-	-	-	(.36)	-
Total distributions	(.40)	(.45)	(.31)	(.76)	(.26)
Net asset value, end of period	$ 10.30	$ 9.71	$ 10.08	$ 10.05	$ 10.54
Total Return (%)[b]	10.44	.83	3.42	2.52	5.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	17	25	30	38
Ratio of expenses before expense reductions, including expenses allocated from Asset Management Portfolio III (%)	2.16	1.85	1.86	1.72	1.67
Ratio of expenses after expense reductions, including expenses allocated from Asset Management Portfolio III (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) (%)	2.15	2.92	3.69	4.85	3.61
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Lifecycle Long Range Fund ("Scudder Lifecycle Long Range Fund") is a diversified series of Scudder Advisor Funds III, formerly BT Pyramid Mutual Funds. Lifecycle Mid Range Fund ("Scudder Lifecycle Mid Range Fund") and Lifecycle Short Range Fund ("Scudder Lifecycle Short Range Fund") are diversified series of Scudder Advisor Funds, formerly BT Investment Funds. Scudder Advisor Funds III and Scudder Advisor Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies organized as Massachusetts business trusts (collectively, the "Trusts").

Scudder Lifecycle Long Range Fund, Scudder Lifecycle Mid Range Fund and Scudder Lifecycle Short Range Fund (each a "Fund," collectively, the "Funds") seek to achieve their investment objective by investing substantially all of their assets in the Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III, respectively (each a "Portfolio" and collectively the "Portfolios"), each a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

On March 31, 2004, each Fund owned approximately the following percentage of the corresponding Portfolio:

Fund	Percentage	Portfolio
Long Range Fund	100%	Asset Management Portfolio
Mid Range Fund	100%	Asset Management Portfolio II
Short Range Fund	100%	Asset Management Portfolio III

The financial statements of each Portfolio, including each Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with each Fund's financial statements.

Lifecycle Long Range Fund offers two classes of shares: Premier Class and Investment Class. On July 25, 2003, the Scudder Asset Management Fund acquired all of the assets and scheduled liabilities of the Scudder Lifecycle Long Range Fund in exchange for shares of a new class of Scudder Asset Management Fund Investment Class. The existing shares of the Scudder Asset Management Fund were renamed the Scudder Lifecycle Long Range Fund Premier Class. Premier Class and Investment Class shares are not subject to initial or contingent deferred sales charges. Premier shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class. Lifecycle Mid Range Fund and Lifecycle Short Range Fund offer one class of shares: Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as administrative service fee. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Each Fund determines the valuation of its investment in each Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolios' policies for determining the value of their net assets are discussed in the Portfolios' Financial Statements, which accompany this report.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2004, each Fund had a net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the respective expiration date, whichever occurs first.

The capital loss carryforwards were as follows:

Fund	Amount	Expiration Date
Long Range Fund	$ 1,172,000	3/31/2009
	21,545,000	3/31/2010
	35,451,000	3/31/2011
	9,619,000	3/31/2012
Mid Range Fund	$ 465,000	3/31/2010
	3,602,000	3/31/2011
	817,000	3/31/2012
Short Range Fund	$ 6,000	3/31/2010
	700,000	3/31/2011
	107,000	3/31/2012

Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Internal Revenue Code.

In addition, from November 1, 2003 through March 31, 2004, each Fund incurred net realized capital losses. As permitted by tax regulations, each Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2005.

The capital losses were as follows:

Fund	Capital Losses
Long Range Fund	$ 305,000

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, futures and foreign currency related transactions. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

The net unrealized appreciation/depreciation of each Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to each Portfolio for a breakdown of the appreciation/depreciation from investments.

At March 31, 2004, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Long Range Fund	Mid Range Fund	Short Range Fund
Undistributed ordinary income*	$ 5,387,624	$ 459,983	$ 128,610
Capital loss carryforwards	$ (67,787,000)	$ (4,884,000)	$ (813,00)

In addition, during the years ended March 31, 2004 and March 31, 2003, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

2004	Long Range Fund	Mid Range Fund	Short Range Fund
Distributions from ordinary income*	$ 32,251,190	$ 2,807,608	$ 826,388
Distributions from long-term capital gains	$ -	$ -	$ -

2003	Long Range Fund+	Mid Range Fund	Short Range Fund
Distributions from ordinary income*	$ 18,069,835	$ 2,515,099	$ 981,687
Distributions from long-term capital gains	$ -	$ -	$ -

* For tax purposes short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.
+ Information shown for Premier Class only. Prior to July 25, 2003 the Investment Class was not part of this Fund.

Other. Each Fund receives a daily allocation of its respective Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to a Trust are allocated among the Funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for each Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for each Fund and each Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended March 31, 2004, the Advisor and Administrator agreed to waive their fees and reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each Fund, including expenses allocated from each Portfolio as follows:

Lifecycle Long Range Investment Class	1.00%
Premier Class	.55%
Lifecycle Mid Range	1.00%
Lifecycle Short Range	1.00%

Under these agreements, the Advisor and Administrator waived and absorbed $1,198,126, $250,245 and $137,047 of Lifecycle Long Range, Lifecycle Mid Range and Lifecycle Short Range Fund's expenses, respectively.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.65% of each Fund's Investment Class and 0.15% of Lifecycle Long Range Fund's Premier Class average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2004
Long Range Fund Investment Class	$ 283,892	$ -
Premier Class	980,837	-
Mid Range Fund	416,274	25,056
Short Range Fund	134,462	-

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is each Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

C. Share Transactions

The following table summarizes share and dollar activity in the Lifecycle Long Range Fund:

	Year Ended March 31, 2004		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	1,403,818	$ 14,789,301	-	-
Premier Class	12,358,761	127,323,312	33,052,526	309,641,247
		$ 142,112,613		$ 309,641,247
Shares issued in tax-free reorganization
Investment Class	5,999,562	$ 58,476,295	-	-
Shares issued to shareholders in reinvestment of distributions
Investment Class	254,351	$ 2,273,737	-	-
Premier Class	2,887,219	29,971,998	1,884,977	18,067,863
		$ 32,245,735		$ 18,067,863
Shares redeemed
Investment Class	(1,078,353)	$ (11,023,167)	-	-
Premier Class	(10,253,726)	(106,908,354)	(15,218,836)	(146,769,962)
		$ (117,931,521)		$ (146,769,962)
	Year Ended March 31, 2004		Year Ended March 31, 2003
Net increase (decrease)
Investment Class	6,579,378	$ 64,516,166	-	-
Premier Class	4,992,254	50,386,956	19,718,667	180,939,148
		$ 114,903,122		$ 180,939,148

The following table summarizes share and dollar activity in the Lifecycle Mid Range Fund:

	Year Ended March 31, 2004		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	2,860,420	$ 27,215,420	1,864,166	$ 16,817,393
Shares issued to shareholders in reinvestment of distributions
Investment Class	293,546	$ 2,807,418	277,043	$ 2,514,918
Shares redeemed
Investment Class	(1,713,346)	$ (16,375,047)	(3,663,785)	$ (33,525,854)
Net increase (decrease)
Investment Class	1,440,620	$ 13,647,791	(1,522,576)	$ (14,193,543)

The following table summarizes share and dollar activity in the Lifecycle Short Range Fund:

	Year Ended March 31, 2004		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	1,475,460	$ 14,946,510	1,495,370	$ 14,717,653
Shares issued to shareholders in reinvestment of distributions
Investment Class	81,292	$ 822,774	99,543	$ 977,058
Shares redeemed
Investment Class	(1,112,255)	$ (11,276,402)	(2,337,162)	$ (23,015,246)
Net increase (decrease)
Investment Class	444,497	$ 4,492,882	(742,249)	$ (7,320,535)

D. Acquisition of Assets

On July 25, 2003, the Lifecycle Long Range Fund (formerly Scudder Asset Management Fund) acquired all of the net assets of Scudder Lifecycle Long Range Fund (the "Acquired Fund") pursuant to a plan of reorganization approved by the shareholders on June 3, 2003. The acquisition was accomplished by a tax-free exchange of 5,999,562 shares of the Investment Class of the Fund for the 5,999,562 outstanding shares of the Acquired Fund on July 25, 2003. The Acquired Fund's net assets at that date ($58,476,295), including $5,127,564 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $639,161,590. The combined net assets of the Fund immediately following the acquisition were $697,363,655. The Acquired Fund had tax loss carryforwards of $16,433,000 which may be applied against any future net realized gains of the Scudder Lifecycle Long Range Fund, subject to possible limitations imposed by the Internal Revenue Code.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Advisor Funds III, formerly BT Pyramid Mutual Funds, and Scudder Advisor Funds, formerly BT Investment Funds, and Shareholders of Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifecycle Long Range Fund, formerly Scudder Asset Management Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund (two of the Funds comprising Scudder Advisor Funds and one of the Funds comprising Scudder Advisor Funds III, hereafter referred to as the "Funds") at March 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion expressed above.

Boston, Massachusetts May 27, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the ordinary distributions made during the fiscal year ended March 31, 2004, the following percentages, qualified for the dividends received deduction available to corporate shareholders:

Lifecycle Long Range 20%

Lifecycle Mid Range 13%

Lifecycle Short Range 4%

For federal income tax purposes, Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle, Short Range Fund designate $6,800,000, $400,000 and $100,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following individuals hold the same position with the funds and the Asset Management Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1986 for Scudder Advisor Funds Trustee since 1999 for Scudder Advisor Funds III	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1999 for Scudder Advisor Funds Trustee since 1992 for Scudder Advisor Funds III	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for Scudder Advisor Funds Trustee since 1999 for Scudder Advisor Funds III	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, CABEI Fund (2000 to 2004), North American Income Fund (2000 to 2004) (registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
202

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which Scudder Short Range and Mid Range Funds are a series, and Scudder Advisor Funds III of which Scudder Long Range Fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the Asset Management Portfolios should be read in conjunction with the Funds' financial statements.)

Investment Portfolios as of March 31, 2004

Asset Management Portfolio	Shares	Value ($)

Common Stocks 54.4%
Consumer Discretionary 6.3%
Auto Components 0.1%
Cooper Tire & Rubber Co.	2,900	58,435
Dana Corp.	5,900	117,174
Delphi Corp.	22,500	224,100
Goodyear Tire & Rubber Co.*	7,000	59,780
Johnson Controls, Inc.	7,300	431,795
		891,284
Automobiles 0.3%
Ford Motor Co.	73,300	994,681
General Motors Corp.	22,400	1,055,040
Harley-Davidson, Inc.	12,100	645,414
		2,695,135
Distributors 0.0%
Genuine Parts Co.	6,900	225,768
Hotels Restaurants & Leisure 0.8%
Carnival Corp.	25,200	1,131,732
Darden Restaurants, Inc.	6,600	163,614
Harrah's Entertainment, Inc.	4,400	241,516
Hilton Hotels Corp.	15,200	247,000
International Game Technology	21,800	980,128
Marriott International, Inc., "A"	9,300	395,715
McDonald's Corp.	50,800	1,451,356
Starbucks Corp.*	15,700	592,675
Starwood Hotels & Resorts Worldwide, Inc.	8,100	328,050
YUM! Brands, Inc.*	11,800	448,282
		5,980,068
Household Durables 0.4%
American Greetings Corp., "A"*	2,700	61,479
Black & Decker Corp.	3,100	176,514
Centex Corp.	11,000	594,660
Fortune Brands, Inc.	5,800	444,454
KB Home	1,800	145,440
Leggett & Platt, Inc.	7,700	182,567
Maytag Corp.	3,200	101,024
Pulte Homes, Inc.	11,000	611,600
Snap-On, Inc.	2,300	74,382
The Stanley Works	3,300	140,844
Tupperware Corp.	2,300	40,963
Whirlpool Corp.	2,800	192,836
		2,766,763
Internet & Catalog Retail 0.3%
eBay, Inc.*	30,600	2,121,498
Leisure Equipment & Products 0.1%
Brunswick Corp.	3,700	151,071
Eastman Kodak Co.	11,500	300,955
Hasbro, Inc.	7,000	152,250
		604,276
Media 1.9%
Clear Channel Communications, Inc.	4,300	182,105
Comcast Corp., "A"*	90,100	2,589,474
Dow Jones & Co., Inc.	3,300	158,103
Gannett Co., Inc.	10,800	951,912
Interpublic Group of Companies, Inc.*	16,600	255,308
Knight-Ridder, Inc.	3,200	234,400
McGraw-Hill, Inc.	7,700	586,278
Meredith Corp.	2,000	101,120
Omnicom Group, Inc.	7,600	609,900
Time Warner, Inc.*	180,900	3,049,974
Tribune Co.	13,200	665,808
Univision Communications, Inc., "A"*	12,900	425,829
Viacom, Inc., "B"	70,000	2,744,700
Walt Disney Co.	94,700	2,366,553
		14,921,464
Multiline Retail 0.7%
Big Lots, Inc.*	4,700	68,150
Dillard's, Inc., "A"	3,400	65,144
Dollar General Corp.	13,500	259,200
Family Dollar Stores, Inc.	6,900	248,055
Federated Department Stores, Inc.	7,300	394,565
J.C. Penny Co., Inc.	10,900	379,102
Kohl's Corp.*	13,600	657,288
Nordstrom, Inc.	14,300	570,570
Sears, Roebuck & Co.	10,200	438,192
Target Corp.	36,400	1,639,456
The May Department Stores Co.	11,600	401,128
		5,120,850
Specialty Retail 1.5%
AutoNation, Inc.*	11,000	187,550
AutoZone, Inc.*	7,500	644,775
Bed Bath & Beyond, Inc.*	20,300	847,728
Best Buy Co., Inc.*	12,900	667,188
Boise Cascade Corp.	3,500	121,275
Home Depot, Inc.	91,100	3,403,496
Lowe's Companies, Inc.	31,400	1,762,482
Office Depot, Inc.*	12,500	235,250
RadioShack Corp.	6,600	218,856
Sherwin-Williams Co.	5,800	222,894
Staples, Inc.*	19,800	502,722
The Gap, Inc.	52,000	1,139,840
Tiffany & Co.	14,500	553,465
TJX Companies, Inc.	20,200	496,112
Toys "R" Us, Inc.*	29,500	495,600
		11,499,233
Textiles, Apparel & Luxury Goods 0.2%
Jones Apparel Group, Inc.	5,100	184,365
Liz Claiborne, Inc.	4,300	157,767
NIKE, Inc., "B"	10,500	817,635
Reebok International Ltd.	2,300	95,105
VF Corp.	4,300	200,810
		1,455,682
Consumer Staples 6.1%
Beverages 1.5%
Adolph Coors Co., "B"	6,400	444,480
Anheuser-Busch Companies, Inc.	32,600	1,662,600
Brown-Forman Corp., "B"	4,800	228,768
Coca-Cola Enterprises, Inc.	18,200	439,894
Pepsi Bottling Group, Inc.	10,500	312,375
PepsiCo, Inc.	68,700	3,699,495
The Coca-Cola Co.	98,100	4,934,430
		11,722,042
Food & Drug Retailing 2.0%
Albertsons, Inc.	14,700	325,605
Costco Wholesale Corp.*	18,300	687,348
CVS Corp.	25,400	896,620
Kroger Co.*	29,800	495,872
Safeway, Inc.*	33,900	697,662
Sysco Corp.	25,800	1,007,490
Wal-Mart Stores, Inc.	173,200	10,338,308
Walgreen Co.	22,500	741,375
Winn-Dixie Stores, Inc.	5,800	44,080
		15,234,360
Food Products 0.6%
Archer-Daniels-Midland Co.	25,800	435,246
ConAgra Foods, Inc.	21,500	579,210
General Mills, Inc.	14,900	695,532
H.J. Heinz Co.	14,100	525,789
Hershey Foods Corp.	5,200	430,820
Kellogg Co.	16,300	639,612
McCormick & Co, Inc.	5,600	187,712
Sara Lee Corp.	31,600	690,776
		4,184,697
Household Products 1.1%
Clorox Co.	8,400	410,844
Colgate-Palmolive Co.	21,500	1,184,650
Kimberly-Clark Corp.	20,200	1,274,620
Procter & Gamble Co.	51,900	5,443,272
		8,313,386
Personal Products 0.3%
Alberto-Culver Co., "B"	3,500	153,545
Avon Products, Inc.	9,400	713,178
Gillette Co.	40,400	1,579,640
		2,446,363
Tobacco 0.6%
Altria Group, Inc.	81,300	4,426,785
UST, Inc.	6,700	241,870
		4,668,655
Energy 3.2%
Energy Equipment & Services 0.5%
Baker Hughes, Inc.	13,400	488,832
BJ Services Co.*	6,300	272,601
Nabors Industries Ltd.*	13,200	603,900
Noble Corp.*	5,300	203,626
Rowan Companies, Inc.*	4,200	88,578
Schlumberger Ltd.	23,400	1,494,090
Transocean, Inc.*	12,800	356,992
		3,508,619
Oil & Gas 2.7%
Anadarko Petroleum Corp.	10,000	518,600
Apache Corp.	12,900	556,893
Ashland, Inc.	2,800	130,172
Burlington Resources, Inc.	7,900	502,677
ChevronTexaco Corp.	42,800	3,756,984
ConocoPhillips	27,300	1,905,813
Devon Energy Corp.	9,300	540,795
EOG Resources, Inc.	11,900	546,091
ExxonMobil Corp.	264,500	11,000,555
Kerr-McGee Corp.	4,000	206,000
Occidental Petroleum Corp.	15,400	709,170
Sunoco, Inc.	3,100	193,378
Unocal Corp.	10,300	383,984
		20,951,112
Financials 11.5%
Banks 4.0%
AmSouth Bancorp.	14,000	329,140
Bank of America Corp.	38,050	3,081,289
Bank One Corp.	76,998	4,197,931
BB&T Corp.	21,800	769,540
Charter One Financial, Inc.	8,900	314,704
Comerica, Inc.	7,000	380,240
Fifth Third Bancorp.	22,800	1,262,436
First Tennessee National Corp.	5,000	238,500
FleetBoston Financial Corp.	80,757	3,625,989
Golden West Financial Corp.	6,100	682,895
Huntington Bancshares, Inc.	9,200	204,148
KeyCorp.	16,800	508,872
M&T Bank Corp.	4,800	431,280
Marshall & Ilsley Corp.	9,100	344,071
National City Corp.	24,300	864,594
North Fork Bancorp., Inc.	6,100	258,152
PNC Financial Services Group	11,100	615,162
Regions Financial Corp.	8,900	325,028
SouthTrust Corp.	13,300	441,028
SunTrust Banks, Inc.	11,300	787,723
Synovus Financial Corp.	12,100	295,845
Union Planters Corp.	7,600	226,860
US Bancorp.	77,200	2,134,580
Wachovia Corp.	52,900	2,486,300
Washington Mutual, Inc.	35,900	1,533,289
Wells Fargo & Co.	67,700	3,836,559
Zions Bancorp.	3,600	205,920
		30,382,075
Capital Markets 1.9%
Bank of New York Co., Inc.	30,900	973,350
Bear Stearns Companies, Inc.	7,900	692,672
Charles Schwab Corp.	54,300	630,423
Federated Investors, Inc., "B"	4,400	138,292
Franklin Resources, Inc.	10,000	556,800
Goldman Sachs Group, Inc.	22,200	2,316,570
J.P. Morgan Chase & Co.	38,977	1,635,085
Janus Capital Group, Inc.	9,700	158,886
Lehman Brothers Holdings, Inc.	14,800	1,226,476
Mellon Financial Corp.	17,200	538,188
Merrill Lynch & Co., Inc.	43,300	2,578,948
Morgan Stanley	43,400	2,486,820
State Street Corp.	13,300	693,329
T. Rowe Price Group, Inc.	5,000	269,150
		14,894,989
Consumer Finance 0.7%
American Express Co.	51,500	2,670,275
Capital One Finance Corp.	9,300	701,499
MBNA Corp.	51,100	1,411,893
Providian Financial Corp.*	11,700	153,270
SLM Corp.	18,000	753,300
		5,690,237
Diversified Financial Services 2.2%
Citigroup, Inc.	206,500	10,676,050
Countrywide Financial Corp.	7,300	700,070
Fannie Mae	38,900	2,892,215
Freddie Mac	27,900	1,647,774
MGIC Investment Corp.	3,900	250,497
Moody's Corp.	5,900	417,720
Principal Financial Group, Inc.	12,900	459,627
		17,043,953
Insurance 2.5%
ACE Ltd.	11,200	477,792
AFLAC, Inc.	20,500	822,870
Allstate Corp.	28,200	1,281,972
Ambac Financial Group, Inc.	4,300	317,254
American International Group, Inc.	104,300	7,441,805
Aon Corp.	12,500	348,875
Cincinnati Financial Corp.	6,400	278,080
Hartford Financial Services Group, Inc.	10,500	668,850
Jefferson-Pilot Corp.	5,700	313,557
John Hancock Financial Services, Inc.	19,600	856,324
Lincoln National Corp.	7,200	340,704
Marsh & McLennan Companies, Inc.	21,200	981,560
MBIA, Inc.	5,800	363,660
MetLife, Inc.	30,400	1,084,672
Progressive Corp.	8,700	762,120
Prudential Financial, Inc.	21,600	967,248
Safeco Corp.	5,500	237,435
Torchmark Corp.	4,500	242,055
Travelers Property Casualty Corp., "B"	61,397	1,060,329
XL Capital Ltd., "A"	5,500	418,220
		19,265,382
Real Estate 0.2%
Equity Office Properties Trust, (REIT)	16,000	462,240
Equity Residential, (REIT)	11,000	328,350
Plum Creek Timber Co., Inc., (REIT)	7,300	237,104
ProLogis, (REIT)	7,200	258,264
Simon Property Group, Inc., (REIT)	7,700	449,988
		1,735,946
Health Care 7.1%
Biotechnology 0.7%
Amgen, Inc.*	51,600	3,001,572
Biogen Idec, Inc.*	13,100	728,360
Chiron Corp.*	7,500	330,075
Genzyme Corp. (General Division)*	16,000	752,640
MedImmune, Inc.*	9,900	228,492
		5,041,139
Health Care Equipment & Supplies 1.1%
Applera Corp. - Applied Biosystems Group	8,300	164,174
Bausch & Lomb, Inc.	2,100	125,937
Baxter International, Inc.	24,500	756,805
Becton, Dickinson and Co.	10,200	494,496
Biomet, Inc.	10,300	395,108
Boston Scientific Corp.*	32,800	1,390,064
C.R. Bard, Inc.	5,600	546,784
Guidant Corp.	2,800	177,436
Medtronic, Inc.	48,500	2,315,875
Millipore Corp.*	1,900	97,622
St. Jude Medical, Inc.*	11,400	821,940
Stryker Corp.	8,000	708,240
Zimmer Holdings, Inc.*	9,700	715,666
		8,710,147
Health Care Providers & Services 1.2%
Aetna, Inc.	6,100	547,292
AmerisourceBergen Corp.	4,500	246,060
Anthem, Inc.*	3,225	292,314
Cardinal Health, Inc.	17,300	1,191,970
Caremark Rx, Inc.*	17,900	595,175
CIGNA Corp.	5,600	330,512
Express Scripts, Inc.*	7,600	566,884
HCA, Inc.	19,800	804,276
Health Management Associates, Inc., "A"	9,600	222,816
Humana, Inc.*	6,400	121,728
IMS Health, Inc.	9,600	223,296
Manor Care, Inc.	3,600	127,044
McKesson Corp.	11,700	352,053
Quest Diagnostics, Inc.	4,200	347,886
Tenet Healthcare Corp.*	18,600	207,576
UnitedHealth Group, Inc.	30,300	1,952,532
WellPoint Health Networks, Inc.*	7,875	895,545
		9,024,959
Pharmaceuticals 4.1%
Abbott Laboratories	62,500	2,568,750
Allergan, Inc.	5,200	437,632
Bristol-Myers Squibb Co.	77,600	1,880,248
Eli Lilly & Co.	44,900	3,003,810
Forest Laboratories, Inc.*	14,700	1,052,814
Johnson & Johnson	106,500	5,401,680
King Pharmaceuticals, Inc.*	9,700	163,348
Merck & Co., Inc.	89,100	3,937,329
Pfizer, Inc.	305,401	10,704,291
Schering-Plough Corp.	58,900	955,358
Watson Pharmaceuticals, Inc.*	4,300	183,997
Wyeth	31,000	1,164,050
		31,453,307
Industrials 5.6%
Aerospace & Defense 0.9%
Boeing Co.	33,700	1,384,059
General Dynamics Corp.	7,900	705,707
Goodrich Corp.	4,800	134,736
Honeywell International, Inc.	34,500	1,167,825
Lockheed Martin Corp.	18,000	821,520
Northrop Grumman Corp.	7,300	718,466
Raytheon Co.	16,700	523,378
United Technologies Corp.	20,600	1,777,780
		7,233,471
Air Freight & Logistics 0.5%
FedEx Corp.	11,900	894,404
Ryder System, Inc.	2,600	100,698
United Parcel Service, Inc., "B"	44,900	3,135,816
		4,130,918
Airlines 0.1%
Delta Air Lines, Inc.	4,900	38,808
Southwest Airlines Co.	31,500	447,615
		486,423
Building Products 0.0%
American Standard Companies, Inc.*	2,900	329,875
Commercial Services & Supplies 0.6%
Allied Waste Industries, Inc.*	12,800	170,368
Apollo Group, Inc., "A"*	7,100	611,381
Avery Dennison Corp.	4,500	279,945
Cendant Corp.	54,800	1,336,572
Cintas Corp.	6,800	295,732
Deluxe Corp.	2,000	80,200
Equifax Inc.	5,600	144,592
H&R Block, Inc.	7,100	362,313
Monster Worldwide, Inc.*	4,500	117,900
Pitney Bowes, Inc.	9,300	396,273
Robert Half International, Inc.*	6,900	162,978
Waste Management, Inc.	23,300	703,194
		4,661,448
Construction & Engineering 0.0%
Fluor Corp.	3,300	127,677
Electrical Equipment 0.2%
American Power Conversion Corp.	8,000	184,080
Cooper Industries, Inc., "A"	3,800	217,284
Emerson Electric Co.	16,800	1,006,656
Power-One, Inc.*	3,300	36,498
Rockwell Automation, Inc.	7,400	256,558
Thomas & Betts Corp.*	2,300	50,186
		1,751,262
Industrial Conglomerates 2.3%
3M Co.	31,400	2,570,718
General Electric Co.	401,800	12,262,936
Textron, Inc.	5,400	287,010
Tyco International Ltd.	80,000	2,292,000
		17,412,664
Machinery 0.8%
Caterpillar, Inc.	13,900	1,099,073
Crane Co.	2,300	75,900
Cummins, Inc.	1,700	99,365
Danaher Corp.	6,200	578,894
Deere & Co.	9,600	665,376
Dover Corp.	8,200	317,914
Eaton Corp.	11,900	668,661
Illinois Tool Works, Inc.	12,300	974,529
Ingersoll-Rand Co., "A"	6,900	466,785
ITT Industries, Inc.	3,700	282,421
Navistar International Corp.*	2,800	128,380
PACCAR, Inc.	7,000	393,680
Parker-Hannifin Corp.	4,800	271,200
		6,022,178
Road & Rail 0.2%
Burlington Northern Santa Fe Corp.	14,800	466,200
CSX Corp.	8,600	260,494
Norfolk Southern Corp.	15,600	344,604
Union Pacific Corp.	10,300	616,146
		1,687,444
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	3,700	177,600
Information Technology 9.6%
Communications Equipment 1.7%
ADC Telecommunications, Inc.*	32,300	93,670
Andrew Corp.*	6,200	108,500
Avaya, Inc.*	16,800	266,784
CIENA Corp.*	19,000	94,430
Cisco Systems, Inc.*	276,300	6,498,576
Comverse Technologies, Inc.*	7,700	139,678
Corning, Inc.*	53,300	595,894
JDS Uniphase Corp.*	57,500	234,025
Lucent Technologies, Inc.*	167,900	690,069
Motorola, Inc.	93,100	1,638,560
QLogic Corp.*	3,800	125,438
QUALCOMM, Inc.	32,000	2,125,440
Scientific-Atlanta, Inc.	6,100	197,274
Tellabs, Inc.*	36,200	312,406
		13,120,744
Computers & Peripherals 2.0%
Apple Computer, Inc.*	14,500	392,225
Dell, Inc.*	102,500	3,446,050
EMC Corp.*	96,100	1,307,921
Gateway, Inc.*	15,000	79,200
Hewlett-Packard Co.	93,801	2,142,403
International Business Machines Corp.	68,900	6,327,776
Lexmark International, Inc.*	8,800	809,600
NCR Corp.*	3,800	167,428
Network Appliance, Inc.*	13,800	296,010
Sun Microsystems, Inc.*	130,800	544,128
		15,512,741
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	19,000	600,970
Jabil Circuit, Inc.*	19,800	582,714
Molex, Inc.	7,600	230,964
PerkinElmer, Inc.	5,100	105,519
Sanmina-SCI Corp.*	20,700	227,907
Solectron Corp.*	33,400	184,702
Tektronix, Inc.	3,300	107,943
Thermo Electron Corp.*	6,500	183,820
Waters Corp.*	4,900	200,116
		2,424,655
Internet Software & Services 0.2%
Yahoo!, Inc.*	26,300	1,277,917
IT Consulting & Services 0.6%
Automatic Data Processing, Inc.	23,800	999,600
Computer Sciences Corp.*	15,500	625,115
Convergys Corp.*	5,800	88,160
Electronic Data Systems Corp.	19,300	373,455
First Data Corp.	35,900	1,513,544
Fiserv, Inc.*	7,800	279,006
Paychex, Inc.	15,100	537,560
SunGard Data Systems, Inc.*	11,500	315,100
Unisys Corp.*	13,300	189,924
		4,921,464
Office Electronics 0.1%
Xerox Corp.*	31,700	461,869
Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc.*	35,700	579,411
Altera Corp.*	15,300	312,885
Analog Devices, Inc.	14,700	705,747
Applied Materials, Inc.*	82,200	1,757,436
Applied Micro Circuits Corp.*	12,300	70,725
Broadcom Corp., "A"*	20,400	799,068
Intel Corp.	261,400	7,110,080
KLA-Tencor Corp.*	7,800	392,730
Linear Technology Corp.	12,500	462,750
LSI Logic Corp.*	15,300	142,902
Maxim Integrated Products, Inc.	13,200	621,588
Micron Technology, Inc.*	24,400	407,724
National Semiconductor Corp.*	7,400	328,782
Novellus Systems, Inc.*	6,100	193,919
NVIDIA Corp.*	6,500	172,185
PMC-Sierra, Inc.*	6,900	117,093
Teradyne, Inc.*	22,200	529,026
Texas Instruments, Inc.	69,200	2,022,024
Xilinx, Inc.*	13,700	520,600
		17,246,675
Software 2.5%
Adobe Systems, Inc.	9,400	370,642
Autodesk, Inc.	16,200	512,244
BMC Software, Inc.*	26,500	518,075
Citrix Systems, Inc.*	6,600	142,692
Computer Associates International, Inc.	23,200	623,152
Compuware Corp.*	15,300	113,985
Electronic Arts, Inc.*	11,900	642,124
Intuit, Inc.*	7,900	354,552
Mercury Interactive Corp.*	3,600	161,280
Microsoft Corp.	432,700	10,804,519
Novell, Inc.*	14,900	169,562
Oracle Corp.*	209,100	2,511,291
Parametric Technology Corp.*	10,700	48,364
PeopleSoft, Inc.*	15,000	277,350
Siebel Systems, Inc.*	19,800	227,898
Symantec Corp.*	19,900	921,370
VERITAS Software Corp.*	17,100	460,161
		18,859,261
Materials 1.5%
Chemicals 0.8%
Air Products & Chemicals, Inc.	9,100	456,092
Dow Chemical Co.	36,900	1,486,332
E.I. du Pont de Nemours & Co.	39,900	1,684,578
Eastman Chemical Co.	3,100	132,308
Ecolab, Inc.	10,300	293,859
Engelhard Corp.	5,000	149,450
Hercules, Inc.*	4,400	50,512
International Flavors & Fragrances, Inc.	3,800	134,900
Monsanto Co.	20,000	733,400
Praxair, Inc.	13,000	482,560
Rohm & Haas Co.	8,900	354,576
Sigma-Aldrich Corp.	2,800	154,952
		6,113,519
Construction Materials 0.0%
Vulcan Materials Co.	4,100	194,504
Containers & Packaging 0.1%
Ball Corp.	7,300	494,794
Bemis Co., Inc.	4,300	111,800
Pactiv Corp.*	6,300	140,175
Sealed Air Corp.*	3,400	169,082
Temple-Inland, Inc.	2,200	139,348
		1,055,199
Metals & Mining 0.4%
Alcoa, Inc.	34,600	1,200,274
Allegheny Technologies, Inc.	3,300	39,930
Newmont Mining Corp.	17,300	806,699
Nucor Corp.	8,800	541,024
Phelps Dodge Corp.*	3,600	293,976
Worthington Industries, Inc.	3,500	67,095
		2,948,998
Paper & Forest Products 0.2%
Georgia-Pacific Corp.	10,200	343,638
International Paper Co.	19,200	811,392
Louisiana-Pacific Corp.	4,300	110,940
		1,265,970
Telecommunication Services 1.9%
Diversified Telecommunication Services 1.5%
ALLTEL Corp.	12,500	623,625
AT&T Corp.	31,700	620,369
BellSouth Corp.	74,000	2,049,060
Citizens Communications Co.*	11,400	147,516
Qwest Communications International, Inc.*	70,700	304,717
SBC Communications, Inc.	132,500	3,251,550
Sprint Corp., (FON Group)	36,300	669,009
Verizon Communications, Inc.	110,500	4,037,670
		11,703,516
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	108,700	1,479,407
Nextel Communications, Inc., "A"*	44,000	1,088,120
Sprint Corp., (PCS Group)*	41,400	380,880
		2,948,407
Utilities 1.6%
Electric Utilities 1.1%
Allegheny Energy, Inc.*	5,100	69,921
Ameren Corp.	7,300	336,457
American Electric Power Co.	15,800	520,136
CenterPoint Energy, Inc.	12,300	140,589
CINergy Corp.	7,200	294,408
CMS Energy Corp.	6,400	57,280
Consolidated Edison, Inc.	9,000	396,900
Dominion Resources, Inc.	13,000	835,900
DTE Energy Co.	6,800	279,820
Edison International	13,000	315,770
Entergy Corp.	9,200	547,400
Exelon Corp.	13,100	902,197
FirstEnergy Corp.	13,200	515,856
FPL Group, Inc.	7,300	488,005
PG&E Corp.*	16,600	480,902
Pinnacle West Capital Corp.	3,700	145,595
PPL Corp.	7,100	323,760
Progress Energy, Inc.	9,800	461,384
Southern Co.	29,300	893,650
TECO Energy, Inc.	7,600	111,188
TXU Corp.	13,000	372,580
Xcel Energy, Inc.	15,900	283,179
		8,772,877
Gas Utilities 0.2%
KeySpan Corp.	6,300	240,786
Kinder Morgan, Inc.	4,900	308,798
NICOR, Inc.	1,800	63,414
NiSource, Inc.	10,500	223,125
Peoples Energy Corp.	1,500	66,975
Sempra Energy	9,000	286,200
		1,189,298
Multi-Utilities & Unregulated Power 0.3%
AES Corp.*	25,000	213,250
Calpine Corp.*	16,500	77,055
Constellation Energy Group, Inc.	6,700	267,665
Duke Energy Corp.	36,300	820,380
Dynegy, Inc., "A"*	15,100	59,796
El Paso Corp.	24,300	172,773
Public Service Enterprise Group, Inc.	9,400	441,612
Williams Companies, Inc.	20,800	199,056
		2,251,587
Total Common Stocks (Cost $362,008,144)		418,843,550

Preferred Stock 0.4%
Industrials 0.4%
Aerospace & Defense
Raytheon Co., "A"* (Cost $3,062,170)	57,200	3,087,015

Asset Managemen#	Principal Amount ($)	Value ($)

Corporate Bonds 7.1%
Consumer Discretionary 0.6%
Comcast Cable Communications:
8.375%, 5/1/2007	280,000	325,153
8.375%, 3/15/2013	1,225,000	1,521,294
General Motors Corp., 8.375%, 7/15/2033	275,000	311,949
Liberty Media Corp., Series A, 3.5%, 9/25/2006	795,000	809,552
Time Warner, Inc.:
7.57%, 2/1/2024	1,365,000	1,571,908
8.11%, 8/15/2006	445,000	501,992
		5,041,848
Energy 1.2%
Duke Capital Corp., 4.302%, 5/18/2006	1,357,000	1,391,577
Eastern Energy Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,494,160
Tri-State Generation & Trans Association, 144A, 7.144%, 7/31/2033	1,470,000	1,616,662
XTO Energy, Inc., 4.9%, 2/1/2014	2,490,000	2,499,422
		9,001,821
Financials 3.1%
Agfirst Farm Credit Bank , 8.393%**, 12/15/2016	2,810,000	3,272,088
American General Finance Corp., 4.625%, 9/1/2010	1,595,000	1,661,851
American International Group, Inc., 144A, 4.25%, 5/15/2013	3,735,000	3,670,934
Ford Motor Credit Co.:
5.8%, 1/12/2009	1,410,000	1,453,686
6.875%, 2/1/2006	2,078,000	2,210,217
General Motors Acceptance Corp.:
6.15%, 4/5/2007	1,305,000	1,404,005
6.75%, 1/15/2006	270,000	288,578
6.875%, 9/15/2011	450,000	488,210
7.75%, 1/19/2010	1,695,000	1,921,552
Goldman Sachs Capital I, 6.345%, 2/15/2034	770,000	791,685
Goldman Sachs Group, Inc., 5.15%, 1/15/2014	1,580,000	1,622,497
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	1,020,000	1,082,372
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,660,000	1,935,560
Republic New York Corp., 5.875%, 10/15/2008	630,000	693,354
SLM Corp., 5.625%, 8/1/2033	2,000	1,962
Verizon Global Funding Corp.:
7.25%, 12/1/2010	935,000	1,101,690
7.75%, 12/1/2030	366,000	444,610
		24,044,851
Health Care 0.3%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,895,000	2,276,052
Industrials 0.1%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	123,894	138,067
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	529,854	595,153
		733,220
Telecommunication Services 0.3%
Bell Atlantic New Jersey, Inc., 7.85%, 11/15/2029	261,000	320,714
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	790,000	855,895
Verizon Communications, 8.75%, 11/1/2021	645,000	823,818
		2,000,427
Utilities 1.5%
Appalachian Power Co., 5.95%, 5/15/2033	1,210,000	1,211,371
Consumers Energy Co., 6.25%, 9/15/2006	1,885,000	2,042,744
Enogex, Inc., 144A, 8.125%, 1/15/2010	1,135,000	1,330,933
Old Dominion Electric, 6.25%, 6/1/2011	2,605,000	2,945,580
Pacific Gas & Electric Co., 6.05%, 3/1/2034	2,065,000	2,088,634
Potomac Edison Co., 8.0%, 6/1/2024	140,000	140,000
Public Service Co. of Oklahoma, Series C, 4.85%, 9/15/2010	1,135,000	1,185,583
Xcel Energy, Inc., 7.0%, 12/1/2010	690,000	805,684
		11,750,529
Total Corporate Bonds (Cost $51,232,846)		54,848,748

Asset Backed 3.8%
Automobile Receivables 1.2%
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	2,355,000	2,392,536
"B", Series 2002-1, 5.37%, 1/15/2010	2,582,206	2,607,960
Ryder Vehicle Lease Trust, "A4", Series 2001-A, 5.81%, 8/15/2006	1,956,453	1,988,448
Whole Auto Loan Trust, "A4", Series 2003-1, 2.58%, 3/15/2010	2,475,000	2,497,519
		9,486,463
Home Equity Loans 1.9%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	1,695,221	1,837,770
Conseco Finance:
"AF5", Series 1999-H, 7.6%, 12/15/2029	5,030,000	5,145,833
"AF6", Series 2000-B, 7.8%, 5/15/2020	3,126,520	3,318,970
Long Beach Mortgage Loan Trust:
"M3", Series 2001-4, 3.84%, 3/25/2032	2,625,000	2,657,719
"N1", Series 2003-4, 144A, 6.535%, 8/25/2033	1,201,932	1,212,970
Novastar NIM Trust, "NOTE", Series 2004-N1, 144A, 4.458%, 2/26/2034	97,711	97,711
		14,270,973
Manufactured Housing Receivables 0.5%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	3,588,192	3,683,253
Miscellaneous 0.2%
Master Asset Backed Securities Trust, "5A1", Series 2004-3, 1.35%**, 2/25/2034	1,770,000	1,770,000
Total Asset Backed (Cost $28,583,641)		29,210,689

Foreign Bonds - US$ Denominated 3.6%
Alcan, Inc., 6.125%, 12/15/2033	1,835,000	1,934,938
Arcel Finance Ltd.:
144A, 1.0%, 2/1/2009	2,691,192	2,906,595
144A, 7.048%, 9/1/2011	770,000	816,200
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	2,690,000	3,230,771
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	750,000	742,500
Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	851,000	1,115,688
Hutchinson Whamp International Ltd., 144A, 7.45%, 11/24/2033	275,000	287,825
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,875,000	2,960,180
Mizuho Financial Group Ltd., 144A, 5.79%, 4/15/2014	1,066,000	1,093,564
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	2,050,000	2,297,456
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	1,140,000	1,144,610
Ram Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,483,500
SP Powerassets Ltd., 144A, 5.0%, 10/22/2013	1,225,000	1,261,248
Tyco International Group SA:
5.8%, 8/1/2006	1,175,000	1,248,375
144A, 6.0%, 11/15/2013	1,012,000	1,067,081
6.375%, 2/15/2006	75,000	79,852
6.75%, 2/15/2011	1,058,000	1,178,169
United Mexican States, 7.5%, 4/8/2033	396,000	431,640
WMC Finance USA, 5.125%, 5/15/2013	2,345,000	2,404,246
Total Foreign Bonds - US$ Denominated (Cost $26,123,579)		27,684,438

US Government Agency Sponsored Pass-Thrus 3.7%
Federal Home Loan Mortgage Corp.:
5.0% with various maturities from 9/1/2033 until 12/1/2033 (g)	2,585,400	2,598,858
6.0% with various maturities from 10/1/2033 until 10/1/2033	950,391	988,036
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2018 until 12/1/2033 (g)	1,109,944	1,099,963
5.0% with various maturities from 1/1/2013 until 12/1/2033 (g)	8,451,407	8,756,750
5.5% with various maturities from 2/1/2018 until 4/1/2034	7,469,445	7,690,740
6.0% with various maturities from 3/1/2015 until 1/1/2034	3,865,874	4,046,280
6.26%, 6/1/2009	1,836,557	2,059,874
6.5%, 11/1/2033	1,217,762	1,279,419
9.0%, 11/1/2030	285,903	311,631
Total US Government Agency Sponsored Pass-Thrus (Cost $28,201,749)		28,831,551

Collateralized Mortgage Obligations 10.1%
Bank of America Alternative Loan Trust, "1A1", Series 2004-2, 6.0%, 3/25/2034	2,152,355	2,227,687
Bank of America Mortgage Securities, Inc., "A2", Series 2004-A, 6.0%, 4/25/2034	1,348,000	1,399,814
Citicorp Mortgage Securities, Inc., "2A1", Series 2001-17, 6.0%, 11/25/2031	306,427	308,778
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	1,169,629	1,200,022
"2A1", Series 2004-J3, 6.0%, 4/25/2034	1,005,000	1,043,630
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	1,731,000	1,911,403
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	1,399,000	1,428,401
"OK", Series 2073, 3.5%, 5/15/2010	2,445,000	2,498,206
"PA", Series 2786, 3.5%, 10/15/2010	1,374,000	1,403,251
"QA", Series 2649, 3.5%, 3/15/2010	2,375,000	2,424,806
"PB", Series 2727, 4.25%, 4/15/2023	2,315,000	2,403,020
"TG", Series 2690, 4.5%, 4/15/2032	1,220,000	1,189,039
"LC", Series 2682, 4.5%, 7/15/2032	1,890,000	1,846,219
"WH", Series 2557, 4.5%, 8/15/2009	2,225,000	2,274,012
"1A2B", Series T-48, 4.688%, 7/25/2022	720,000	731,313
"HG", Series 2543, 4.75%, 9/15/2028	1,602,639	1,628,774
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,352,223
"PE", Series 2378, 5.5%, 11/15/2016	1,495,000	1,590,489
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,820,695
"BD", Series 2453, 6.0%, 5/15/2017	1,000,000	1,064,803
"PM", Series 2416, 6.0%, 2/15/2026	710,461	711,482
"A5", Series T-42, 7.5%, 2/25/2042	387,986	426,906
Federal National Mortgage Association:
"TU", Series 2003-122, 1.0%, 5/25/2016	1,690,000	1,746,724
"A2", Series 2003-63, 2.34%, 7/25/2044	1,220,000	1,217,912
"PU", Series 2003-33, 4.5%, 5/25/2033	1,643,113	1,684,504
"UK", Series 2003-9, 4.5%, 11/25/2016	2,240,000	2,271,881
"WB", Series 2003-106, 4.5%, 10/25/2015	1,860,000	1,949,278
"A2", Series 2002-W9, 4.7%, 8/25/2042	276,704	278,063
"A2", Series 2002-W10, 4.7%, 8/25/2042	337,077	344,557
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,800,000	2,909,900
"1A3", Series 2003-W18, 4.732%, 8/25/2033	1,290,000	1,343,613
"KY", Series 2002-55, 4.75%, 4/25/2028	1,101,393	1,107,643
"1A3", Series 2003-W19, 4.783%, 11/25/2033	1,270,000	1,320,576
"KH", Series 2003-92, 5.0%, 3/25/2032	1,230,000	1,234,348
"A2", Series 2002-W3, 5.5%, 10/25/2021	1,022,752	1,032,766
"MC", Series 2002-56, 5.5%, 9/25/2017	1,265,000	1,327,930
"VD", Series 2002-56, 6.0%, 4/25/2020	89,229	91,665
"A2", Series 1998-M1, 6.25%, 1/25/2008	1,958,751	2,145,674
"1A2", Series 2003-W3, 7.0%, 8/25/2042	935,563	1,017,582
"2A", Series 2003-W8, 7.0%, 10/25/2042	2,049,805	2,233,276
"A2", Series 2002-T4, 7.0%, 12/25/2041	1,952,673	2,122,921
Federal National Mortgage Association Grantor Trust:
"A2", Series 2002-T16, 7.0%, 7/25/2042	1,640,905	1,783,970
"A2", Series 2002-T19, 7.0%, 7/25/2042	1,511,060	1,642,805
Government National Mortgage Association, "QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,960,119
GSMPS Mortgage Loan Trust, "A", Series 1998-4, 144A, 7.5%, 12/21/2026	893,218	971,787
Master Alternative Loans Trust:
"7A1", Series 2004-4, 6.0%, 5/25/2034	65,000	67,529
"5A1", Series 2004-3, 6.5%, 3/25/2034	1,265,000	1,323,901
"5A1", Series 2004-3, 6.5%, 3/25/2034	1,295,000	1,365,416
"8A1", Series 2004-3, 7.0%, 4/25/2034	1,360,000	1,433,950
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	1,734,320	1,785,548
Prudential Securities Secured Financing Corp., "A1", Series 1999-C2, 6.955%, 6/16/2031	1,676,495	1,814,733
Washington Mutual Mortgage Securities Corp., "4A1", Series 2002-S7, 4.5%, 11/25/2032	997,141	1,002,855
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	1,617,698	1,655,529
Total Collateralized Mortgage Obligations (Cost $77,627,176)		78,073,928

Municipal Investments 2.5%
California, Urban Industrial Development Agency, Series 1A, 4.5%, 5/1/2010 (f)	2,550,000	2,620,762
Connecticut, Industrial Development Revenue, Development Authority, Series A, 8.375%, 10/15/2004	195,000	201,451
Delaware River, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (f)	930,000	1,052,974
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (f)	1,340,000	1,316,751
Illinois, State GO, 4.95%, 6/1/2023	1,670,000	1,624,192
Kentucky, Multi-Family Housing Revenue, Housing Assistance Corp., Series B, 7.2%, 2/1/2006 (f)	425,000	426,590
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (f)	3,155,000	3,518,740
Mount Laurel Township, NJ, Municipal Utilities Authority, Utilities System Revenue, Series B, 3.9%, 7/1/2010 (f)	950,000	958,360
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Series T, 6.6%,** 7/1/2015	1,985,000	2,268,617
Washington, State:
Industrial Development Revenue, Series A, 2.5%, 10/1/2007 (f)	3,130,000	3,127,715
Industrial Development Revenue, Economic Development Financial Authority, CSC Taco LLC Project, Series A, 3.8%, 10/1/2011 (f)	1,105,000	1,093,132
Wisconsin, State (REV) Lease, Series A, 5.7%, 5/1/2026 (f)	1,140,000	1,205,048
Total Municipal Investments (Cost $18,573,839)		19,414,332

Government National Mortgage Association 0.1%
Government National Mortgage Association, 6.0% with various maturities from 10/15/2033 until 1/15/2034 (Cost $727,559)	699,382	730,686

US Government Backed 3.3%
US Treasury Bond, 6.0%, 2/15/2026	9,150,000	10,608,281
US Treasury Note:
5.0%, 8/15/2011	2,770,000	3,052,302
6.125%, 8/15/2007 (d)	10,052,000	11,344,627
Total US Government Backed (Cost $24,927,928)		25,005,210

Short-Term Investments 0.6%
US Treasury Bills, 0.90%,*** 4/22/2004 (h) (Cost $4,677,652)	4,680,000	4,677,652

#	Shares	Value ($)

Cash Equivalents 9.4%
Scudder Cash Management QP Trust, 1.10% (b)	60,814,726	60,814,726
Daily Assets Fund Institutional 1.06% (c) (e)	11,443,815	11,443,815
Total Cash Equivalents (Cost $72,258,541)		72,258,541

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $698,004,824) (a)	99.0	762,666,340
Other Assets and Liabilities, Net	1.0	8,050,970
Net Assets	100.0	770,717,310

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2004.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $720,933,175. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $41,733,165. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $74,760,262 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,027,097.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2004 amounted to $11,197,647, which is 1.5% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	.2%
FHA	Federal Housing Administration	.1%
FNMA	Federal National Mortgage Association	.3%
MBIA	Municipal Bond Investors Assurance	1.5%

(g) Mortgage dollar rolls included.
(h) At March 31, 2004 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

At March 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2004	151	11,103,150	10,893,477	(209,673)
10 Year Germany Fed Rep Bonds	6/8/2004	252	36,007,510	35,944,876	(62,634)
EOE Dutch Stock Index Futures	4/16/2004	206	17,494,412	17,153,671	(340,741)
FTSE 100 Index	6/18/2004	36	2,944,371	2,909,170	(35,201)
S&P 500 Index	6/17/2004	56	15,613,315	15,748,600	135,285
S&P Canada 60 Index	6/17/2004	76	5,429,757	5,500,567	70,810
Topix Index	6/10/2004	69	7,453,271	7,822,896	369,625
Total net unrealized depreciation					(72,529)

At March 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	6/21/2004	460	53,523,799	53,086,875	436,924

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of March 31, 2004

Asset Management Portfolio II	Shares	Value ($)

Common Stocks 34.1%
Consumer Discretionary 3.9%
Auto Components 0.1%
Cooper Tire & Rubber Co.	200	4,030
Dana Corp.	300	5,958
Delphi Corp.	1,300	12,948
Goodyear Tire & Rubber Co.*	400	3,416
Johnson Controls, Inc.	400	23,660
		50,012
Automobiles 0.2%
Ford Motor Co.	4,300	58,352
General Motors Corp.	1,300	61,230
Harley-Davidson, Inc.	700	37,338
		156,920
Distributors 0.0%
Genuine Parts Co.	400	13,088
Hotels Restaurants & Leisure 0.5%
Carnival Corp.	1,500	67,365
Darden Restaurants, Inc.	400	9,916
Harrah's Entertainment, Inc.	300	16,467
Hilton Hotels Corp.	900	14,625
International Game Technology	1,300	58,448
Marriott International, Inc., "A"	500	21,275
McDonald's Corp.	3,000	85,710
Starbucks Corp.*	900	33,975
Starwood Hotels & Resorts Worldwide, Inc.	500	20,250
YUM! Brands, Inc.*	700	26,593
		354,624
Household Durables 0.2%
American Greetings Corp., "A"*	200	4,554
Black & Decker Corp.	200	11,388
Centex Corp.	600	32,436
Fortune Brands, Inc.	300	22,989
KB Home	100	8,080
Leggett & Platt, Inc.	500	11,855
Maytag Corp.	200	6,314
Pulte Homes, Inc.	600	33,360
Snap-On, Inc.	100	3,234
The Stanley Works	200	8,536
Tupperware Corp.	100	1,781
Whirlpool Corp.	200	13,774
		158,301
Internet & Catalog Retail 0.2%
eBay, Inc.*	1,800	124,794
Leisure Equipment & Products 0.1%
Brunswick Corp.	200	8,166
Eastman Kodak Co.	700	18,319
Hasbro, Inc.	400	8,700
		35,185
Media 1.2%
Clear Channel Communications, Inc.	300	12,705
Comcast Corp., "A"*	5,300	152,322
Dow Jones & Co., Inc.	200	9,582
Gannett Co., Inc.	600	52,884
Interpublic Group of Companies, Inc.*	1,000	15,380
Knight-Ridder, Inc.	200	14,650
McGraw-Hill, Inc.	500	38,070
Meredith Corp.	100	5,056
Omnicom Group, Inc.	400	32,100
Time Warner, Inc.*	10,600	178,716
Tribune Co.	800	40,352
Univision Communications, Inc., "A"*	800	26,408
Viacom, Inc., "B"	4,100	160,761
Walt Disney Co.	5,600	139,944
		878,930
Multiline Retail 0.4%
Big Lots, Inc.*	300	4,350
Dillard's, Inc., "A"	200	3,832
Dollar General Corp.	800	15,360
Family Dollar Stores, Inc.	400	14,380
Federated Department Stores, Inc.	400	21,620
J.C. Penny Co., Inc.	600	20,868
Kohl's Corp.*	800	38,664
Nordstrom, Inc.	800	31,920
Sears, Roebuck & Co.	600	25,776
Target Corp.	2,100	94,584
The May Department Stores Co.	700	24,206
		295,560
Specialty Retail 0.9%
AutoNation, Inc.*	600	10,230
AutoZone, Inc.*	400	34,388
Bed Bath & Beyond, Inc.*	1,200	50,112
Best Buy Co., Inc.*	800	41,376
Boise Cascade Corp.	200	6,930
Home Depot, Inc.	5,400	201,744
Lowe's Companies, Inc.	1,800	101,034
Office Depot, Inc.*	700	13,174
RadioShack Corp.	400	13,264
Sherwin-Williams Co.	300	11,529
Staples, Inc.*	1,200	30,468
The Gap, Inc.	3,100	67,952
Tiffany & Co.	900	34,353
TJX Companies, Inc.	1,200	29,472
Toys "R" Us, Inc.*	1,700	28,560
		674,586
Textiles, Apparel & Luxury Goods 0.1%
Jones Apparel Group, Inc.	300	10,845
Liz Claiborne, Inc.	300	11,007
NIKE, Inc., "B"	600	46,722
Reebok International Ltd.	100	4,135
VF Corp.	300	14,010
		86,719
Consumer Staples 4.0%
Beverages 1.0%
Adolph Coors Co., "B"	400	27,780
Anheuser-Busch Companies, Inc.	1,900	96,900
Brown-Forman Corp., "B"	300	14,298
Coca-Cola Enterprises, Inc.	1,100	26,587
Pepsi Bottling Group, Inc.	600	17,850
PepsiCo, Inc.	4,000	215,400
The Coca-Cola Co.	5,800	291,740
		690,555
Food & Drug Retailing 1.3%
Albertsons, Inc.	900	19,935
Costco Wholesale Corp.*	1,100	41,316
CVS Corp.	1,500	52,950
Kroger Co.*	1,800	29,952
Safeway, Inc.*	2,000	41,160
Sysco Corp.	1,500	58,575
Wal-Mart Stores, Inc.	10,200	608,838
Walgreen Co.	1,300	42,835
Winn-Dixie Stores, Inc.	300	2,280
		897,841
Food Products 0.4%
Archer-Daniels-Midland Co.	1,500	25,305
ConAgra Foods, Inc.	1,300	35,022
General Mills, Inc.	900	42,012
H.J. Heinz Co.	800	29,832
Hershey Foods Corp.	300	24,855
Kellogg Co.	1,000	39,240
McCormick & Co, Inc.	300	10,056
Sara Lee Corp.	1,900	41,534
		247,856
Household Products 0.7%
Clorox Co.	500	24,455
Colgate-Palmolive Co.	1,300	71,630
Kimberly-Clark Corp.	1,200	75,720
Procter & Gamble Co.	3,000	314,640
		486,445
Personal Products 0.2%
Alberto-Culver Co., "B"	200	8,774
Avon Products, Inc.	600	45,522
Gillette Co.	2,400	93,840
		148,136
Tobacco 0.4%
Altria Group, Inc.	4,800	261,360
UST, Inc.	400	14,440
		275,800
Energy 2.0%
Energy Equipment & Services 0.3%
Baker Hughes, Inc.	800	29,184
BJ Services Co.*	400	17,308
Nabors Industries Ltd.*	800	36,600
Noble Corp.*	300	11,526
Rowan Companies, Inc.*	200	4,218
Schlumberger Ltd.	1,400	89,390
Transocean, Inc.*	800	22,312
		210,538
Oil & Gas 1.7%
Anadarko Petroleum Corp.	600	31,116
Apache Corp.	801	34,562
Ashland, Inc.	200	9,298
Burlington Resources, Inc.	500	31,815
ChevronTexaco Corp.	2,500	219,450
ConocoPhillips	1,600	111,697
Devon Energy Corp.	500	29,075
EOG Resources, Inc.	700	32,123
ExxonMobil Corp.	15,600	648,804
Kerr-McGee Corp.	200	10,300
Occidental Petroleum Corp.	900	41,445
Sunoco, Inc.	200	12,476
Unocal Corp.	600	22,368
		1,234,529
Financials 7.3%
Banks 2.5%
AmSouth Bancorp.	800	18,808
Bank of America Corp.	2,184	176,860
Bank One Corp.	4,550	248,066
BB&T Corp.	1,300	45,890
Charter One Financial, Inc.	501	17,705
Comerica, Inc.	400	21,728
Fifth Third Bancorp.	1,300	71,981
First Tennessee National Corp.	300	14,310
FleetBoston Financial Corp.	4,827	216,732
Golden West Financial Corp.	300	33,585
Huntington Bancshares, Inc.	500	11,095
KeyCorp.	1,000	30,290
M&T Bank Corp.	300	26,955
Marshall & Ilsley Corp.	500	18,905
National City Corp.	1,400	49,812
North Fork Bancorp., Inc.	400	16,928
PNC Financial Services Group	700	38,794
Regions Financial Corp.	500	18,260
SouthTrust Corp.	800	26,528
SunTrust Banks, Inc.	700	48,797
Synovus Financial Corp.	700	17,115
Union Planters Corp.	400	11,940
US Bancorp.	4,500	124,425
Wachovia Corp.	3,100	145,700
Washington Mutual, Inc.	2,100	89,691
Wells Fargo & Co.	4,000	226,680
Zions Bancorp.	200	11,440
		1,779,020
Capital Markets 1.2%
Bank of New York Co., Inc.	1,800	56,700
Bear Stearns Companies, Inc.	500	43,840
Charles Schwab Corp.	3,200	37,152
Federated Investors, Inc., "B"	300	9,429
Franklin Resources, Inc.	600	33,408
Goldman Sachs Group, Inc.	1,300	135,655
J.P. Morgan Chase & Co.	2,278	95,562
Janus Capital Group, Inc.	600	9,828
Lehman Brothers Holdings, Inc.	900	74,583
Mellon Financial Corp.	1,000	31,290
Merrill Lynch & Co., Inc.	2,500	148,900
Morgan Stanley	2,500	143,250
State Street Corp.	800	41,704
T. Rowe Price Group, Inc.	300	16,149
		877,450
Consumer Finance 0.5%
American Express Co.	3,000	155,550
Capital One Finance Corp.	500	37,715
MBNA Corp.	3,000	82,890
Providian Financial Corp.*	700	9,170
SLM Corp.	1,100	46,035
		331,360
Diversified Financial Services 1.4%
Citigroup, Inc.	12,100	625,570
Countrywide Financial Corp.	400	38,360
Fannie Mae	2,300	171,005
Freddie Mac	1,600	94,496
MGIC Investment Corp.	200	12,846
Moody's Corp.	300	21,240
Principal Financial Group, Inc.	800	28,504
		992,021
Insurance 1.6%
ACE Ltd.	700	29,862
AFLAC, Inc.	1,200	48,168
Allstate Corp.	1,700	77,282
Ambac Financial Group, Inc.	300	22,134
American International Group, Inc.	6,100	435,235
Aon Corp.	700	19,537
Cincinnati Financial Corp.	400	17,380
Hartford Financial Services Group, Inc.	667	42,488
Jefferson-Pilot Corp.	300	16,503
John Hancock Financial Services, Inc.	1,200	52,428
Lincoln National Corp.	400	18,928
Marsh & McLennan Companies, Inc.	1,200	55,560
MBIA, Inc.	300	18,810
MetLife, Inc.	1,800	64,224
Progressive Corp.	500	43,800
Prudential Financial, Inc.	1,300	58,214
Safeco Corp.	300	12,951
Torchmark Corp.	300	16,137
Travelers Property Casualty Corp., "B"	3,555	61,389
XL Capital Ltd., "A"	300	22,812
		1,133,842
Real Estate 0.1%
Equity Office Properties Trust, (REIT)	900	26,001
Equity Residential, (REIT)	600	17,910
Plum Creek Timber Co., Inc., (REIT)	400	12,992
ProLogis, (REIT)	400	14,348
Simon Property Group, Inc., (REIT)	500	29,220
		100,471
Health Care 4.4%
Biotechnology 0.4%
Amgen, Inc.*	3,000	174,510
Biogen Idec, Inc.*	800	44,480
Chiron Corp.*	400	17,604
Genzyme Corp. (General Division)*	900	42,336
MedImmune, Inc.*	600	13,848
		292,778
Health Care Equipment & Supplies 0.7%
Applera Corp. - Applied Biosystems Group	500	9,890
Bausch & Lomb, Inc.	100	5,997
Baxter International, Inc.	1,400	43,246
Becton, Dickinson and Co.	600	29,088
Biomet, Inc.	600	23,016
Boston Scientific Corp.*	1,900	80,522
C.R. Bard, Inc.	300	29,292
Guidant Corp.	200	12,674
Medtronic, Inc.	2,900	138,475
Millipore Corp.*	100	5,138
St. Jude Medical, Inc.*	700	50,470
Stryker Corp.	500	44,265
Zimmer Holdings, Inc.*	600	44,268
		516,341
Health Care Providers & Services 0.7%
Aetna, Inc.	400	35,888
AmerisourceBergen Corp.	300	16,404
Anthem, Inc.*	190	17,222
Cardinal Health, Inc.	1,000	68,900
Caremark Rx, Inc.*	1,100	36,575
CIGNA Corp.	300	17,706
Express Scripts, Inc.,*	400	29,836
HCA, Inc.	1,200	48,744
Health Management Associates, Inc., "A"	600	13,926
Humana, Inc.*	400	7,608
IMS Health, Inc.	600	13,956
Manor Care, Inc.	200	7,058
McKesson Corp.	700	21,063
Quest Diagnostics, Inc.	200	16,566
Tenet Healthcare Corp.*	1,100	12,276
UnitedHealth Group, Inc.	1,800	115,992
WellPoint Health Networks, Inc.*	460	52,311
		532,031
Pharmaceuticals 2.6%
Abbott Laboratories	3,700	152,070
Allergan, Inc.	300	25,248
Bristol-Myers Squibb Co.	4,600	111,458
Eli Lilly & Co.	2,600	173,940
Forest Laboratories, Inc.*	900	64,458
Johnson & Johnson	6,300	319,536
King Pharmaceuticals, Inc.*	600	10,104
Merck & Co., Inc.	5,200	229,788
Pfizer, Inc.	18,000	630,900
Schering-Plough Corp.	3,500	56,770
Watson Pharmaceuticals, Inc.*	300	12,837
Wyeth	1,800	67,590
		1,854,699
Industrials 3.4%
Aerospace & Defense 0.6%
Boeing Co.	2,000	82,140
General Dynamics Corp.	500	44,665
Goodrich Corp.	300	8,421
Honeywell International, Inc.	2,000	67,700
Lockheed Martin Corp.	1,100	50,204
Northrop Grumman Corp.	400	39,368
Raytheon Co.	1,000	31,340
United Technologies Corp.	1,200	103,560
		427,398
Air Freight & Logistics 0.3%
FedEx Corp.	700	52,612
Ryder System, Inc.	200	7,746
United Parcel Service, Inc., "B"	2,600	181,584
		241,942
Airlines 0.0%
Delta Air Lines, Inc.	300	2,376
Southwest Airlines Co.	1,900	26,999
		29,375
Building Products 0.0%
American Standard Companies, Inc.*	200	22,750
Commercial Services & Supplies 0.4%
Allied Waste Industries, Inc.*	800	10,648
Apollo Group, Inc., "A"*	400	34,444
Avery Dennison Corp.	300	18,663
Cendant Corp.	3,200	78,048
Cintas Corp.	400	17,396
Deluxe Corp.	100	4,010
Equifax Inc.	300	7,746
H&R Block, Inc.	400	20,412
Monster Worldwide, Inc.*	300	7,860
Pitney Bowes, Inc.	500	21,305
Robert Half International, Inc.*	400	9,448
Waste Management, Inc.	1,400	42,252
		272,232
Construction & Engineering 0.0%
Fluor Corp.	200	7,738
Electrical Equipment 0.1%
American Power Conversion Corp.	500	11,505
Cooper Industries, Inc., "A"	200	11,436
Emerson Electric Co.	1,000	59,920
Power-One, Inc.*	200	2,212
Rockwell Automation, Inc.	400	13,868
Thomas & Betts Corp.*	100	2,182
		101,123
Industrial Conglomerates 1.4%
3M Co.	1,800	147,366
General Electric Co.	23,600	720,272
Textron, Inc.	300	15,945
Tyco International Ltd.	4,700	134,655
		1,018,238
Machinery 0.5%
Caterpillar, Inc.	800	63,256
Crane Co.	100	3,300
Cummins, Inc.	100	5,845
Danaher Corp.	400	37,348
Deere & Co.	600	41,586
Dover Corp.	500	19,385
Eaton Corp.	700	39,333
Illinois Tool Works, Inc.	700	55,461
Ingersoll-Rand Co., "A"	400	27,060
ITT Industries, Inc.	200	15,266
Navistar International Corp.*	200	9,170
PACCAR, Inc.	400	22,496
Parker-Hannifin Corp.	300	16,950
		356,456
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	900	28,350
CSX Corp.	500	15,145
Norfolk Southern Corp.	900	19,881
Union Pacific Corp.	600	35,892
		99,268
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	200	9,600
Information Technology 6.0%
Communications Equipment 1.1%
ADC Telecommunications, Inc.*	1,900	5,510
Andrew Corp.*	400	7,000
Avaya, Inc.*	1,000	15,880
CIENA Corp.*	1,100	5,467
Cisco Systems, Inc.*	16,200	381,024
Comverse Technologies, Inc.*	500	9,070
Corning, Inc.*	3,100	34,658
JDS Uniphase Corp.*	3,400	13,838
Lucent Technologies, Inc.*	9,900	40,689
Motorola, Inc.	5,500	96,800
QLogic Corp.*	200	6,602
QUALCOMM, Inc.	1,900	126,198
Scientific-Atlanta, Inc.	400	12,936
Tellabs, Inc.*	2,100	18,123
		773,795
Computers & Peripherals 1.3%
Apple Computer, Inc.*	900	24,345
Dell, Inc.*	6,000	201,720
EMC Corp.*	5,700	77,577
Gateway, Inc.*	900	4,752
Hewlett-Packard Co.	5,500	125,620
International Business Machines Corp.	4,100	376,544
Lexmark International, Inc.*	500	46,000
NCR Corp.*	200	8,812
Network Appliance, Inc.*	800	17,160
Sun Microsystems, Inc.*	7,700	32,032
		914,562
Electronic Equipment & Instruments 0.2%
Agilent Technologies, Inc.*	1,100	34,793
Jabil Circuit, Inc.*	1,200	35,316
Molex, Inc.	400	12,156
PerkinElmer, Inc.	300	6,207
Sanmina-SCI Corp.*	1,200	13,212
Solectron Corp.*	2,000	11,060
Tektronix, Inc.	200	6,542
Thermo Electron Corp.*	400	11,312
Waters Corp.*	300	12,252
		142,850
Internet Software & Services 0.1%
Yahoo!, Inc.*	1,500	72,885
IT Consulting & Services 0.4%
Automatic Data Processing, Inc.	1,400	58,800
Computer Sciences Corp.*	900	36,297
Convergys Corp.*	300	4,560
Electronic Data Systems Corp.	1,100	21,285
First Data Corp.	2,100	88,536
Fiserv, Inc.*	500	17,885
Paychex, Inc.	900	32,040
SunGard Data Systems, Inc.*	700	19,180
Unisys Corp.*	800	11,424
		290,007
Office Electronics 0.0%
Xerox Corp.*	1,900	27,683
Semiconductors & Semiconductor Equipment 1.4%
Advanced Micro Devices, Inc.*	2,100	34,083
Altera Corp.*	900	18,405
Analog Devices, Inc.	900	43,209
Applied Materials, Inc.*	4,800	102,624
Applied Micro Circuits Corp.*	700	4,025
Broadcom Corp., "A"*	1,200	47,004
Intel Corp.	15,400	418,880
KLA-Tencor Corp.*	500	25,175
Linear Technology Corp.	700	25,914
LSI Logic Corp.*	900	8,406
Maxim Integrated Products, Inc.	800	37,672
Micron Technology, Inc.*	1,400	23,394
National Semiconductor Corp.*	400	17,772
Novellus Systems, Inc.*	400	12,716
NVIDIA Corp.*	400	10,596
PMC-Sierra, Inc.*	400	6,788
Teradyne, Inc.*	1,300	30,979
Texas Instruments, Inc.	4,100	119,802
Xilinx, Inc.*	800	30,400
		1,017,844
Software 1.5%
Adobe Systems, Inc.	600	23,658
Autodesk, Inc.	1,000	31,620
BMC Software, Inc.*	1,600	31,280
Citrix Systems, Inc.*	400	8,648
Computer Associates International, Inc.	1,400	37,604
Compuware Corp.*	900	6,705
Electronic Arts, Inc.*	700	37,772
Intuit, Inc.*	500	22,440
Mercury Interactive Corp.*	200	8,960
Microsoft Corp.	25,400	634,238
Novell, Inc.*	900	10,242
Oracle Corp.*	12,300	147,723
Parametric Technology Corp.*	600	2,712
PeopleSoft, Inc.*	900	16,641
Siebel Systems, Inc.*	1,200	13,812
Symantec Corp.*	1,200	55,560
VERITAS Software Corp.*	1,000	26,910
		1,116,525
Materials 0.9%
Chemicals 0.5%
Air Products & Chemicals, Inc.	500	25,060
Dow Chemical Co.	2,200	88,616
E.I. du Pont de Nemours & Co.	2,300	97,106
Eastman Chemical Co.	200	8,536
Ecolab, Inc.	600	17,118
Engelhard Corp.	300	8,967
Hercules, Inc.*	300	3,444
International Flavors & Fragrances, Inc.	200	7,100
Monsanto Co.	1,200	44,018
Praxair, Inc.	800	29,696
Rohm & Haas Co.	500	19,920
Sigma-Aldrich Corp.	200	11,068
		360,649
Construction Materials 0.0%
Vulcan Materials Co.	200	9,488
Containers & Packaging 0.1%
Ball Corp.	400	27,112
Bemis Co., Inc.	300	7,800
Pactiv Corp.*	400	8,900
Sealed Air Corp.*	200	9,946
Temple-Inland, Inc.	100	6,334
		60,092
Metals & Mining 0.2%
Alcoa, Inc.	2,000	69,380
Allegheny Technologies, Inc.	200	2,420
Newmont Mining Corp.	1,000	46,630
Nucor Corp.	500	30,740
Phelps Dodge Corp.*	200	16,332
Worthington Industries, Inc.	200	3,834
		169,336
Paper & Forest Products 0.1%
Georgia-Pacific Corp.	600	20,214
International Paper Co.	1,100	46,486
Louisiana-Pacific Corp.	300	7,740
		74,440
Telecommunication Services 1.2%
Diversified Telecommunication Services 1.0%
ALLTEL Corp.	700	34,923
AT&T Corp.	1,900	37,183
BellSouth Corp.	4,400	121,836
Citizens Communications Co.*	700	9,058
Qwest Communications International, Inc.*	4,200	18,102
SBC Communications, Inc.	7,800	191,412
Sprint Corp., (FON Group)	2,100	38,703
Verizon Communications, Inc.	6,500	237,510
		688,727
Wireless Telecommunication Services 0.2%
AT&T Wireless Services, Inc.*	6,400	87,104
Nextel Communications, Inc., "A"*	2,600	64,298
Sprint Corp., (PCS Group)*	2,400	22,080
		173,482
Utilities 1.0%
Electric Utilities 0.7%
Allegheny Energy, Inc.*	300	4,113
Ameren Corp.	400	18,436
American Electric Power Co.	900	29,628
CenterPoint Energy, Inc.	700	8,001
CINergy Corp.	400	16,356
CMS Energy Corp.	400	3,580
Consolidated Edison, Inc.	500	22,050
Dominion Resources, Inc.	800	51,440
DTE Energy Co.	400	16,460
Edison International*	800	19,432
Entergy Corp.	500	29,750
Exelon Corp.	800	55,096
FirstEnergy Corp.	800	31,264
FPL Group, Inc.	400	26,740
PG&E Corp.*	1,000	28,970
Pinnacle West Capital Corp.	200	7,870
PPL Corp.	400	18,240
Progress Energy, Inc.	600	28,248
Southern Co.	1,700	51,850
TECO Energy, Inc.	400	5,852
TXU Corp.	800	22,928
Xcel Energy, Inc.	900	16,029
		512,333
Gas Utilities 0.1%
KeySpan Corp.	400	15,288
Kinder Morgan, Inc.	300	18,906
NICOR, Inc.	100	3,523
NiSource, Inc.	600	12,750
Peoples Energy Corp.	100	4,465
Sempra Energy	500	15,900
		70,832
Multi-Utilities & Unregulated Power 0.2%
AES Corp.*	1,500	12,795
Calpine Corp.*	1,000	4,670
Constellation Energy Group, Inc.	400	15,980
Duke Energy Corp.	2,100	47,460
Dynegy, Inc., "A"	900	3,564
El Paso Corp.	1,400	9,954
Public Service Enterprise Group, Inc.	600	28,188
Williams Companies, Inc.	1,200	11,484
		134,095
Total Common Stocks (Cost $21,614,642)		24,626,177

Other 0.1%
Standard & Poor's 500 Depository Receipt Trust, SPDRs (Cost $57,387)	500	56,580

Preferred Stock 0.5%
Industrials 0.5%
Aerospace & Defense
Raytheon Co., "A"* (Cost $363,902)	6,800	366,988

#	Principal Amount ($)	Value ($)

Corporate Bonds 10.4%
Consumer Discretionary 0.9%
Comcast Cable Communications:
8.375%, 5/1/2007	30,000	34,838
8.375%, 3/15/2013	145,000	180,071
General Motors Corp., 8.375%, 7/15/2033	80,000	90,749
Liberty Media Corp., Series A, 3.5%, 9/25/2006	95,000	96,739
Time Warner, Inc.:
7.57%, 2/1/2024	115,000	132,432
8.11%, 8/15/2006	90,000	101,526
		636,355
Energy 2.0%
Duke Capital Corp.:
4.302%, 5/18/2006	160,000	164,077
5.5%, 3/1/2014	130,000	131,414
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	220,000	240,863
Halliburton Co., 144A, 5.5%, 10/15/2010	235,000	248,897
Pioneer Natural Resources Co., 6.5%, 1/15/2008	145,000	161,497
Tri-State Generation & Trans Association, 144A, 7.144%, 7/31/2033	180,000	197,959
XTO Energy, Inc., 4.9%, 2/1/2014	305,000	306,154
		1,450,861
Financials 4.8%
Agfirst Farm Credit Bank , 8.393%**, 12/15/2016	325,000	378,444
American General Finance Corp., 4.625%, 9/1/2010	265,000	276,107
American International Group, Inc., 144A, 4.25%, 5/15/2013	255,000	250,626
Assurant, Inc., 144A, 5.625%, 2/15/2014	90,000	93,748
First Union Capital II, Series A, 7.95%, 11/15/2029	92,000	116,646
Ford Motor Credit Co.:
5.8%, 1/12/2009	135,000	139,183
6.875%, 2/1/2006	320,000	340,360
General Motors Acceptance Corp.:
4.375%, 12/10/2007 (d)	115,000	117,472
6.125%, 9/15/2006	15,000	16,038
6.75%, 1/15/2006	225,000	240,481
6.875%, 9/15/2011	130,000	141,039
Goldman Sachs Capital I, 6.345%, 2/15/2034	90,000	92,535
Goldman Sachs Group, Inc., 5.15%, 1/15/2014	255,000	261,859
Pemex Project Funding Master Trust:
8.5%, 2/15/2008	35,000	40,810
9.125%, 10/13/2010	305,000	373,625
RBS Capital Trust II, 6.425%, 12/29/2049	245,000	260,279
Republic New York Corp., 5.875%, 10/15/2008	120,000	132,068
Verizon Global Funding Corp.:
7.25%, 12/1/2010	135,000	159,067
7.75%, 12/1/2030	6,000	7,289
		3,437,676
Health Care 0.5%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	285,000	342,309
Industrials 0.3%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	119,306	132,953
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	64,382	72,316
		205,269
Telecommunication Services 0.2%
Bell Atlantic New Jersey, Inc., 7.85%, 11/15/2029	4,000	4,915
Verizon Communications, 8.75%, 11/1/2021	125,000	159,655
		164,570
Utilities 1.7%
Consumers Energy Co., 6.25%, 9/15/2006	395,000	428,055
Ohio Valley Electric Corp., 144A, 5.94%, 2/12/2006	335,000	359,248
Pacific Gas & Electric Co., 6.05%, 3/1/2034	246,000	248,816
Potomac Edison Co., 8.0%, 6/1/2024	60,000	60,000
Xcel Energy, Inc., 7.0%, 12/1/2010	140,000	163,472
		1,259,591
Total Corporate Bonds (Cost $7,170,362)		7,496,631

Asset Backed 5.2%
Automobile Receivables 1.0%
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	390,000	396,216
"B", Series 2002-1, 5.37%, 1/15/2010	292,176	295,090
		691,306
Home Equity Loans 3.3%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	325,000	352,329
Argent NIM Trust, "A", Series 2004-WN2, 4.55%, 4/25/2034	164,000	163,991
Conseco Finance:
"AF5", Series 1999-H, 7.6%, 12/15/2029	890,000	910,495
"AF6", Series 2000-B, 7.8%, 5/15/2020	563,263	597,935
Long Beach Mortgage Loan Trust, "M3", Series 2001-4, 3.84%, 3/25/2032	160,000	161,994
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	164,000	163,989
		2,350,733
Manufactured Housing Receivables 0.9%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	654,404	671,741
Total Asset Backed (Cost $3,611,921)		3,713,780

Foreign Bonds - US$ Denominated 3.9%
Alcan, Inc., 6.125%, 12/15/2033	113,000	119,154
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	455,000	546,469
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	99,000	129,792
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	170,000	168,683
Petroleos Mexicanos, 9.5%, 9/15/2027	55,000	68,475
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	550,000	616,390
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	125,000	125,505
Ram Holdings Ltd., 144A, 6.875%, 4/1/2024	220,000	217,580
SP Powerassets Ltd., 144A, 5.0%, 10/22/2013	140,000	144,143
Tyco International Group SA:
144A, 6.0%, 11/15/2013	111,000	117,042
6.375%, 2/15/2006	150,000	159,704
6.75%, 2/15/2011	115,000	128,062
WMC Finance USA, 5.125%, 5/15/2013	265,000	271,695
Total Foreign Bonds - US$ Denominated (Cost $2,610,263)		2,812,694

US Government Agency Sponsored Pass-Thrus 4.5%
Federal Home Loan Mortgage Corp.:
5.0%, with various maturities from 7/1/2018 until 12/1/2034 (g)	395,341	400,273
6.0%, 12/1/2033	290,044	301,546
Federal National Mortgage Association:
4.5% with various maturities from 11/1/2018 until 12/1/2034 (g)	123,273	122,041
5.0% with various maturities from 7/1/2023 until 12/1/2033 (g)	877,571	898,716
5.5% with various maturities from 3/1/2018 until 1/1/2034	982,784	1,008,926
6.0%, 3/1/2015	177,327	187,014
6.5%, 11/1/2033	116,429	122,324
7.0%, 11/25/2043	150,000	162,614
9.0%, 11/1/2030	51,506	56,141
Total US Government Agency Sponsored Pass-Thrus (Cost $3,230,209)		3,259,595

Collateralized Mortgage Obligations 13.0%
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	139,409	143,031
"7A1", Series 2004-J2, 6.0%, 12/25/2033	151,000	155,105
CS First Boston Mortgage Securities Corp., "A1", Series 1999-C1, 6.91%, 9/15/2041	211,550	231,844
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	296,000	326,849
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	166,000	169,489
"CH", Series 2614, 3.5%, 12/15/2010	280,000	287,299
"OK", Series 2073, 3.5%, 5/15/2010	305,000	311,637
"PA", Series 2786, 3.5%, 10/15/2010	164,000	167,492
"NB", Series 2750, 4.0%, 12/15/2022	378,000	388,700
"TC", Series 2728, 4.0%, 2/15/2023	310,000	318,410
"LC", Series 2682, 4.5%, 7/15/2032	230,000	224,672
"ME", Series 2691, 4.5%, 4/15/2032	283,000	277,047
"BG", Series 2640, 5.0%, 2/15/2032	305,000	307,909
"BM", Series 2497, 5.0%, 2/15/2022	41,686	42,692
"JG", Series 2687, 5.0%, 11/15/2022	282,000	288,204
"PE", Series 2378, 5.5%, 11/15/2016	225,000	239,371
"CH", Series 2303, 6.0%, 11/15/2022	196,762	197,815
"QE", Series 2113, 6.0%, 11/15/2027	166,328	170,229
"A5", Series T-42, 7.5%, 2/25/2042	64,664	71,151
Federal National Mortgage Association:
"TU", Series 2003-122, 4.0%, 5/25/2016	200,000	206,713
"2A3", Series 2001-4, 4.16%, 6/25/2042	140,000	142,330
"OA", Series 2003-8, 4.5%, 2/25/2016	321,460	327,814
"A2", Series 2002-W10, 4.7%, 8/25/2042	53,439	54,625
"A2", Series 2002-W9, 4.7%, 8/25/2042	43,868	44,083
"1A5", Series 2003-W14, 4.71%, 9/25/2043	270,000	279,767
"1A3", Series 2003-W18, 4.732%, 8/25/2033	150,000	156,234
"KH", Series 2003-92, 5.0%, 3/25/2032	150,000	150,530
"B", Series 1997-M5, 6.65%, 8/25/2007	91,177	98,604
"C", Series 1997-MS, 6.74%, 8/25/2007	145,000	161,953
"1A2", Series 2003-W3, 7.0%, 8/25/2042	16,242	17,666
"2A", Series 2003-W8, 7.0%, 10/25/2042	126,485	137,807
Federal National Mortgage Association Grantor Trust:
"A2", Series 2002-T16, 7.0%, 7/25/2042	125,432	136,368
"A3", Series 2002-T19, 7.5%, 7/25/2042	164,621	181,135
FHLMC Structured Pass Through Securities, "A2B", Series T-56, 4.29%, 7/25/2036	240,000	246,808
Government National Mortgage Association:
"DH", Series 2004-3, 3.75%, 2/20/2027	480,000	482,881
"QE", Series 2004-11, 5.0%, 12/16/2032	245,000	245,641
"PD", Series 2001-24, 6.6%, 11/20/2029	12,360	12,355
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	190,000	211,437
Master Alternative Loan Trust:
"2A1", Series 2004-3, 6.25%, 4/25/2034	320,000	333,450
"8A1", Series 2004-3, 7.0%, 4/25/2034	160,000	168,700
Master Asset Securitization Trust:
"3A2", Series 2003-2, 4.25%, 4/25/2033	250,454	251,077
"8A1", Series 2003-6, 5.5%, 7/25/2033	190,642	196,273
Washington Mutual MSC Mortgage Pass-Through:
"3A1", Series 2003-MS6, 4.55%, 5/25/2033	389,564	398,717
"1A22", Series 2003-MS3, 5.75%, 3/25/2033	224,274	226,615
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	185,287	189,620
Total Collateralized Mortgage Obligations (Cost $9,299,511)		9,378,149

Municipal Investments 2.9%
Delaware River, Port Authority, Port District Project, Series A, 7.27%, 1/1/2007 (f)	180,000	203,801
Houston, TX, Airport Revenue, 6.88%, 1/1/2028 (f)	275,000	328,837
Illinois, State GO, 4.95%, 6/1/2023	105,000	102,120
Lansing, MI, Water & Sewer Revenue, Board Water & Light Water Supply Steam, Series B, 7.3%, 7/1/2006 (f)	605,000	674,751
Virginia, Multi-Family Housing Revenue, Housing Development Authority, Series A, 6.51%, 5/1/2019 (f)	610,000	646,911
Wisconsin, State (REV) Lease, Series A, 5.7%, 5/1/2026 (f)	135,000	142,703
Total Municipal Investments (Cost $1,864,856)		2,099,123
Government National Mortgage Association 0.5%
Government National Mortgage Association:
3.75%, 6/20/2026	310,000	315,609
6.0% with various maturities from 10/15/2033 until 1/15/2034	68,630	71,702
Total Government National Mortgage Association (Cost $384,251)		387,311

US Government Backed 3.6%
US Treasury Bond, 6.0%, 2/15/2026 (d)	1,096,000	1,270,675
US Treasury Note:
5.0%, 8/15/2011	562,000	619,276
6.125%, 8/15/2007	645,000	727,943
Total US Government Backed (Cost $2,590,607)		2,617,894

Short-Term Investments 6.9%
US Treasury Bills:
0.90%***, 4/22/2004 (h)	500,000	499,744
0.91%***, 6/10/2004	4,500,000	4,491,819
Total Short-Term Investments (Cost $4,991,563)		4,991,563

	Shares	Value ($)

Cash Equivalents 13.2%
Scudder Cash Management QP Trust, 1.10% (b)	9,265,774	9,265,774
Daily Asset Fund Institutional, 1.06% (c) (e)	240,775	240,775
Total Cash Equivalents (Cost $9,506,549)		9,506,549

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,296,023) (a)	98.8	71,313,034
Other Assets and Liabilities, Net	1.2	884,826
Net Assets	100.0	72,197,860

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2004.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $69,974,589. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,338,445. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,525,852 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,187,407.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2004 amounted to $235,430, which is 0.3% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
FGIC	Financial Guaranty Insurance Company	.5%
FSA	Financial Security Assurance	.5%
MBIA	Municipal Bond Investors Assurance	1.8%

(g) Mortgage dollar rolls included.
(h) At March 31, 2004, this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

At March 31, 2004, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2004	31	2,266,787	2,236,409	(30,378)
10 Year Canadian Government Bond	6/21/2004	42	3,541,919	3,570,919	29,000
10 Year Germany Fed Rep Bonds	6/8/2004	25	3,503,011	3,565,960	62,949
EOE Dutch Stock Index Futures	4/16/2004	15	1,274,656	1,249,054	(25,602)
FTSE 100 Index	6/18/2004	8	654,268	646,482	(7,786)
S&P 500 Index	6/17/2004	4	1,109,831	1,124,900	15,023
S&P Canada 60 Index	6/17/2004	7	501,014	506,631	5,617
S&P Mini 500 Index	6/18/2004	9	505,149	506,250	1,101
Topix Index	6/10/2004	9	975,125	1,020,378	45,253
Total net unrealized appreciation					95,177

At March 31, 2004, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	6/21/2004	28	3,170,873	3,231,375	(60,502)

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of March 31, 2004

Asset Management Portfolio III	Shares	Value ($)

Common Stocks 14.8%
Consumer Discretionary 1.7%
Auto Components 0.0%
Cooper Tire & Rubber Co.	23	463
Dana Corp.	47	933
Delphi Corp.	178	1,773
Goodyear Tire & Rubber Co.*	55	470
Johnson Controls, Inc.	57	3,372
		7,011
Automobiles 0.1%
Ford Motor Co.	580	7,870
General Motors Corp.	177	8,337
Harley-Davidson, Inc.	96	5,121
		21,328
Distributors 0.0%
Genuine Parts Co.	55	1,799
Hotels Restaurants & Leisure 0.2%
Carnival Corp.	199	8,937
Darden Restaurants, Inc.	52	1,289
Harrah's Entertainment, Inc.	35	1,921
Hilton Hotels Corp.	120	1,950
International Game Technology	173	7,778
Marriott International, Inc., "A"	73	3,107
McDonald's Corp.	402	11,485
Starbucks Corp.*	124	4,681
Starwood Hotels & Resorts Worldwide, Inc.	64	2,592
YUM! Brands, Inc.*	94	3,571
		47,311
Household Durables 0.1%
American Greetings Corp., "A"*	21	478
Black & Decker Corp.	24	1,367
Centex Corp.	87	4,703
Fortune Brands, Inc.	46	3,525
KB Home	15	1,212
Leggett & Platt, Inc.	61	1,446
Maytag Corp.	25	789
Pulte Homes, Inc.	87	4,837
Snap-On, Inc.	18	582
The Stanley Works	26	1,110
Tupperware Corp.	18	321
Whirlpool Corp.	22	1,515
		21,885
Internet & Catalog Retail 0.1%
eBay, Inc.*	242	16,778
Leisure Equipment & Products 0.0%
Brunswick Corp.	29	1,184
Eastman Kodak Co.	91	2,382
Hasbro, Inc.	55	1,196
		4,762
Media 0.5%
Clear Channel Communications, Inc.	34	1,440
Comcast Corp., "A"*	712	20,463
Dow Jones & Co., Inc.	26	1,246
Gannett Co., Inc.	86	7,580
Interpublic Group of Companies, Inc.*	131	2,015
Knight-Ridder, Inc.	25	1,831
McGraw-Hill, Inc.	61	4,644
Meredith Corp.	16	809
Omnicom Group, Inc.	60	4,815
Time Warner, Inc.*	1,431	24,127
Tribune Co.	104	5,246
Univision Communications, Inc., "A"*	102	3,367
Viacom, Inc., "B"	553	21,683
Walt Disney Co.	749	18,717
		117,983
Multiline Retail 0.2%
Big Lots, Inc.*	37	537
Dillard's, Inc., "A"	27	517
Dollar General Corp.	107	2,054
Family Dollar Stores, Inc.	55	1,977
Federated Department Stores, Inc.	57	3,081
J.C. Penny Co., Inc.	86	2,991
Kohl's Corp.*	107	5,171
Nordstrom, Inc.	113	4,509
Sears, Roebuck & Co.	80	3,437
Target Corp.	288	12,972
The May Department Stores Co.	92	3,181
		40,427
Specialty Retail 0.4%
AutoNation, Inc.*	87	1,483
AutoZone, Inc.*	59	5,072
Bed Bath & Beyond, Inc.*	161	6,723
Best Buy Co., Inc.*	102	5,276
Boise Cascade Corp.	28	970
Home Depot, Inc.	720	26,899
Lowe's Companies, Inc.	249	13,976
Office Depot, Inc.*	99	1,863
RadioShack Corp.	52	1,724
Sherwin-Williams Co.	46	1,768
Staples, Inc.*	157	3,986
The Gap, Inc.	411	9,009
Tiffany & Co.	115	4,390
TJX Companies, Inc.	160	3,930
Toys "R" Us, Inc.*	233	3,915
		90,984
Textiles, Apparel & Luxury Goods 0.1%
Jones Apparel Group, Inc.	40	1,446
Liz Claiborne, Inc.	34	1,248
NIKE, Inc., "B"	83	6,463
Reebok International Ltd.	18	744
VF Corp.	34	1,588
		11,489
Consumer Staples 1.7%
Beverages 0.4%
Adolph Coors Co., "B"	51	3,542
Anheuser-Busch Companies, Inc.	258	13,158
Brown-Forman Corp., "B"	38	1,811
Coca-Cola Enterprises, Inc.	144	3,480
Pepsi Bottling Group, Inc.	83	2,469
PepsiCo, Inc.	543	29,241
The Coca-Cola Co.	776	39,033
		92,734
Food & Drug Retailing 0.5%
Albertsons, Inc.	116	2,569
Costco Wholesale Corp.*	145	5,446
CVS Corp.	201	7,095
Kroger Co.*	235	3,911
Safeway, Inc.*	268	5,516
Sysco Corp.	204	7,966
Wal-Mart Stores, Inc.	1,370	81,775
Walgreen Co.	178	5,865
Winn-Dixie Stores, Inc.	46	350
		120,493
Food Products 0.2%
Archer-Daniels-Midland Co.	204	3,441
ConAgra Foods, Inc.	170	4,580
General Mills, Inc.	118	5,508
H.J. Heinz Co.	111	4,139
Hershey Foods Corp.	41	3,397
Kellogg Co.	129	5,062
McCormick & Co, Inc.	44	1,475
Sara Lee Corp.	250	5,465
		33,067
Household Products 0.3%
Clorox Co.	67	3,277
Colgate-Palmolive Co.	170	9,367
Kimberly-Clark Corp.	160	10,096
Procter & Gamble Co.	410	43,001
		65,741
Personal Products 0.1%
Alberto-Culver Co., "B"	28	1,229
Avon Products, Inc.	75	5,690
Gillette Co.	320	12,512
		19,431
Tobacco 0.2%
Altria Group, Inc.	643	35,012
UST, Inc.	53	1,913
		36,925
Energy 0.8%
Energy Equipment & Services 0.1%
Baker Hughes, Inc.	106	3,867
BJ Services Co.*	50	2,163
Nabors Industries Ltd.*	104	4,758
Noble Corp.*	42	1,614
Rowan Companies, Inc.*	33	696
Schlumberger Ltd.	185	11,812
Transocean, Inc.*	101	2,817
		27,727
Oil & Gas 0.7%
Anadarko Petroleum Corp.	79	4,097
Apache Corp.	102	4,403
Ashland, Inc.	22	1,023
Burlington Resources, Inc.	63	4,009
ChevronTexaco Corp.	338	29,670
ConocoPhillips	217	15,131
Devon Energy Corp.	74	4,303
EOG Resources, Inc.	94	4,314
ExxonMobil Corp.	2,092	87,006
Kerr-McGee Corp.	32	1,648
Occidental Petroleum Corp.	122	5,618
Sunoco, Inc.	24	1,497
Unocal Corp.	82	3,057
		165,776
Financials 3.2%
Banks 1.1%
AmSouth Bancorp.	111	2,610
Bank of America Corp.	299	24,213
Bank One Corp.	613	33,421
BB&T Corp.	173	6,115
Charter One Financial, Inc.	71	2,526
Comerica, Inc.	55	2,988
Fifth Third Bancorp.	180	9,966
First Tennessee National Corp.	40	1,908
FleetBoston Financial Corp.	641	28,781
Golden West Financial Corp.	48	5,374
Huntington Bancshares, Inc.	73	1,620
KeyCorp.	133	4,028
M&T Bank Corp.	38	3,414
Marshall & Ilsley Corp.	72	2,722
National City Corp.	193	6,867
North Fork Bancorp., Inc.	48	2,031
PNC Financial Services Group	88	4,877
Regions Financial Corp.	71	2,593
SouthTrust Corp.	106	3,515
SunTrust Banks, Inc.	89	6,204
Synovus Financial Corp.	96	2,347
Union Planters Corp.	61	1,806
US Bancorp.	611	16,894
Wachovia Corp.	419	19,693
Washington Mutual, Inc.	284	12,130
Wells Fargo & Co.	535	30,318
Zions Bancorp.	28	1,602
		240,563
Capital Markets 0.5%
Bank of New York Co., Inc.	245	7,717
Bear Stearns Companies, Inc.	63	5,524
Charles Schwab Corp.	429	4,981
Federated Investors, Inc., "B"	35	1,100
Franklin Resources, Inc.	79	4,399
Goldman Sachs Group, Inc.	175	18,261
J.P. Morgan Chase & Co.	313	13,130
Janus Capital Group, Inc.	76	1,245
Lehman Brothers Holdings, Inc.	117	9,696
Mellon Financial Corp.	136	4,255
Merrill Lynch & Co., Inc.	342	20,370
Morgan Stanley	343	19,654
State Street Corp.	106	5,526
T. Rowe Price Group, Inc.	40	2,153
		118,011
Consumer Finance 0.2%
American Express Co.	408	21,155
Capital One Finance Corp.	73	5,506
MBNA Corp.	404	11,163
Providian Financial Corp.*	92	1,205
SLM Corp.	142	5,943
		44,972
Diversified Financial Services 0.6%
Citigroup, Inc.	1,633	84,426
Countrywide Financial Corp.	58	5,562
Fannie Mae	307	22,826
Freddie Mac	220	12,993
MGIC Investment Corp.	31	1,991
Moody's Corp.	47	3,328
Principal Financial Group, Inc.	102	3,634
		134,760
Insurance 0.7%
ACE Ltd.	88	3,754
AFLAC, Inc.	162	6,503
Allstate Corp.	223	10,138
Ambac Financial Group, Inc.	34	2,509
American International Group, Inc.	825	58,864
Aon Corp.	99	2,763
Cincinnati Financial Corp.	51	2,216
Hartford Financial Services Group, Inc.	86	5,478
Jefferson-Pilot Corp.	45	2,475
John Hancock Financial Services, Inc.	155	6,772
Lincoln National Corp.	57	2,697
Marsh & McLennan Companies, Inc.	167	7,732
MBIA, Inc.	46	2,884
MetLife, Inc.	241	8,599
Progressive Corp.	69	6,044
Prudential Financial, Inc.	171	7,657
Safeco Corp.	44	1,900
Torchmark Corp.	36	1,936
Travelers Property Casualty Corp., "B"	489	8,447
XL Capital Ltd., "A"	44	3,346
		152,714
Real Estate 0.1%
Equity Office Properties Trust, (REIT)	127	3,669
Equity Residential, (REIT)	87	2,597
Plum Creek Timber Co., Inc., (REIT)	58	1,884
ProLogis, (REIT)	57	2,044
Simon Property Group, Inc., (REIT)	61	3,565
		13,759
Health Care 1.9%
Biotechnology 0.2%
Amgen, Inc.*	408	23,733
Biogen Idec, Inc.*	104	5,783
Chiron Corp.*	59	2,597
Genzyme Corp. (General Division)*	127	5,974
MedImmune, Inc.*	78	1,800
		39,887
Health Care Equipment & Supplies 0.3%
Applera Corp. - Applied Biosystems Group	66	1,306
Bausch & Lomb, Inc.	16	960
Baxter International, Inc.	194	5,993
Becton, Dickinson and Co.	80	3,878
Biomet, Inc.	81	3,107
Boston Scientific Corp.*	259	10,976
C.R. Bard, Inc.	44	4,296
Guidant Corp.	22	1,394
Medtronic, Inc.	384	18,336
Millipore Corp.*	15	771
St. Jude Medical, Inc.*	90	6,489
Stryker Corp.	63	5,577
Zimmer Holdings, Inc.*	76	5,607
		68,690
Health Care Providers & Services 0.3%
Aetna, Inc.	48	4,307
AmerisourceBergen Corp.	36	1,969
Anthem, Inc.*	25	2,266
Cardinal Health, Inc.	137	9,439
Caremark Rx, Inc.*	141	4,688
CIGNA Corp.	44	2,597
Express Scripts, Inc.*	60	4,475
HCA, Inc.	157	6,377
Health Management Associates, Inc., "A"	76	1,764
Humana, Inc.*	51	970
IMS Health, Inc.	76	1,768
Manor Care, Inc.	28	988
McKesson Corp.	92	2,768
Quest Diagnostics, Inc.	33	2,733
Tenet Healthcare Corp.*	147	1,641
UnitedHealth Group, Inc.	239	15,401
WellPoint Health Networks, Inc.*	62	7,051
		71,202
Pharmaceuticals 1.1%
Abbott Laboratories	495	20,344
Allergan, Inc.	41	3,451
Bristol-Myers Squibb Co.	614	14,877
Eli Lilly & Co.	355	23,749
Forest Laboratories, Inc.*	116	8,308
Johnson & Johnson	842	42,706
King Pharmaceuticals, Inc.*	76	1,280
Merck & Co., Inc.	704	31,110
Pfizer, Inc.	2,415	84,660
Schering-Plough Corp.	466	7,559
Watson Pharmaceuticals, Inc.*	34	1,455
Wyeth	245	9,200
		248,699
Industrials 1.7%
Aerospace & Defense 0.3%
Boeing Co.	266	10,924
General Dynamics Corp.	63	5,628
Goodrich Corp.	38	1,067
Honeywell International, Inc.	273	9,241
Lockheed Martin Corp.	142	6,481
Northrop Grumman Corp.	58	5,708
Raytheon Co.	132	4,137
United Technologies Corp.	163	14,067
		57,253
Air Freight & Logistics 0.2%
FedEx Corp.	94	7,065
Ryder System, Inc.	20	775
United Parcel Service, Inc., "B"	355	24,793
		32,633
Airlines 0.0%
Delta Air Lines, Inc.	39	309
Southwest Airlines Co.	249	3,538
		3,847
Building Products 0.0%
American Standard Companies, Inc.*	23	2,616
Commercial Services & Supplies 0.2%
Allied Waste Industries, Inc.*	102	1,358
Apollo Group, Inc., "A"*	56	4,822
Avery Dennison Corp.	36	2,240
Cendant Corp.	433	10,561
Cintas Corp.	54	2,348
Deluxe Corp.	16	642
Equifax, Inc.	44	1,136
H&R Block, Inc.	56	2,858
Monster Worldwide, Inc.*	36	943
Pitney Bowes, Inc.	74	3,153
Robert Half International, Inc.*	55	1,299
Waste Management, Inc.	185	5,583
		36,943
Construction & Engineering 0.0%
Fluor Corp.	26	1,006
Electrical Equipment 0.1%
American Power Conversion Corp.	63	1,450
Cooper Industries, Inc., "A"	30	1,715
Emerson Electric Co.	133	7,969
Power-One, Inc.*	26	288
Rockwell Automation, Inc.	59	2,045
Thomas & Betts Corp.*	18	393
		13,860
Industrial Conglomerates 0.6%
3M Co.	249	20,386
General Electric Co.	3,177	96,962
Textron, Inc.	43	2,285
Tyco International Ltd.	632	18,107
		137,740
Machinery 0.2%
Caterpillar, Inc.	110	8,698
Crane Co.	18	594
Cummins, Inc.	13	760
Danaher Corp.	49	4,575
Deere & Co.	76	5,267
Dover Corp.	65	2,520
Eaton Corp.	94	5,282
Illinois Tool Works, Inc.	98	7,764
Ingersoll-Rand Co., "A"	55	3,721
ITT Industries, Inc.	29	2,214
Navistar International Corp.*	22	1,009
PACCAR, Inc.	55	3,093
Parker-Hannifin Corp.	38	2,147
		47,644
Road & Rail 0.1%
Burlington Northern Santa Fe Corp.	117	3,686
CSX Corp.	68	2,060
Norfolk Southern Corp.	123	2,717
Union Pacific Corp.	81	4,845
		13,308
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	29	1,392
Information Technology 2.6%
Communications Equipment 0.5%
ADC Telecommunications, Inc.*	255	740
Andrew Corp.*	49	857
Avaya, Inc.*	133	2,112
CIENA Corp.*	150	746
Cisco Systems, Inc.*	2,185	51,391
Comverse Technologies, Inc.*	61	1,107
Corning, Inc.*	421	4,707
JDS Uniphase Corp.*	454	1,848
Lucent Technologies, Inc.*	1,327	5,454
Motorola, Inc.	737	12,971
QLogic Corp.*	30	990
QUALCOMM, Inc.	253	16,804
Scientific-Atlanta, Inc.	48	1,552
Tellabs, Inc.*	286	2,468
		103,747
Computers & Peripherals 0.5%
Apple Computer, Inc.*	115	3,111
Dell, Inc.*	810	27,232
EMC Corp.*	760	10,343
Gateway, Inc.*	119	628
Hewlett-Packard Co.	742	16,947
International Business Machines Corp.	545	50,053
Lexmark International, Inc.*	70	6,440
NCR Corp.*	30	1,322
Network Appliance, Inc.*	109	2,338
Sun Microsystems, Inc.*	1,035	4,306
		122,720
Electronic Equipment & Instruments 0.1%
Agilent Technologies, Inc.*	150	4,744
Jabil Circuit, Inc.*	157	4,621
Molex, Inc.	60	1,823
PerkinElmer, Inc.	40	828
Sanmina-SCI Corp.*	164	1,806
Solectron Corp.*	264	1,460
Tektronix, Inc.	26	850
Thermo Electron Corp.*	51	1,442
Waters Corp.*	39	1,593
		19,167
Internet Software & Services 0.0%
Yahoo!, Inc.*	208	10,107
IT Consulting & Services 0.2%
Automatic Data Processing, Inc.	189	7,938
Computer Sciences Corp.*	123	4,961
Convergys Corp.*	46	699
Electronic Data Systems Corp.	152	2,941
First Data Corp.	284	11,974
Fiserv, Inc.*	61	2,182
Paychex, Inc.	119	4,237
SunGard Data Systems, Inc.*	91	2,493
Unisys Corp.*	105	1,499
		38,924
Office Electronics 0.0%
Xerox Corp.*	251	3,657
Semiconductors & Semiconductor Equipment 0.6%
Advanced Micro Devices, Inc.*	282	4,577
Altera Corp.*	121	2,475
Analog Devices, Inc.	116	5,569
Applied Materials, Inc.*	650	13,897
Applied Micro Circuits Corp.*	98	564
Broadcom Corp., "A"*	162	6,346
Intel Corp.	2,067	56,223
KLA-Tencor Corp.*	61	3,071
Linear Technology Corp.	99	3,665
LSI Logic Corp.*	121	1,130
Maxim Integrated Products, Inc.	104	4,897
Micron Technology, Inc.*	193	3,225
National Semiconductor Corp.*	59	2,621
Novellus Systems, Inc.*	48	1,526
NVIDIA Corp.*	51	1,351
PMC-Sierra, Inc.*	55	933
Teradyne, Inc.*	175	4,170
Texas Instruments, Inc.	547	15,983
Xilinx, Inc.*	108	4,104
		136,327
Software 0.7%
Adobe Systems, Inc.	75	2,957
Autodesk, Inc.	128	4,047
BMC Software, Inc.*	210	4,106
Citrix Systems, Inc.*	52	1,124
Computer Associates International, Inc.	183	4,915
Compuware Corp.*	121	902
Electronic Arts, Inc.*	94	5,072
Intuit, Inc.*	63	2,828
Mercury Interactive Corp.*	28	1,254
Microsoft Corp.	3,422	85,447
Novell, Inc.*	118	1,343
Oracle Corp.*	1,654	19,865
Parametric Technology Corp.*	84	380
PeopleSoft, Inc.*	119	2,200
Siebel Systems, Inc.*	157	1,807
Symantec Corp.*	158	7,315
VERITAS Software Corp.*	135	3,633
		149,195
Materials 0.3%
Chemicals 0.2%
Air Products & Chemicals, Inc.	72	3,609
Dow Chemical Co.	291	11,722
E.I. du Pont de Nemours & Co.	315	13,299
Eastman Chemical Co.	24	1,024
Ecolab, Inc.	82	2,339
Engelhard Corp.	40	1,196
Hercules, Inc.*	35	402
International Flavors & Fragrances, Inc.	30	1,065
Monsanto Co.	158	5,794
Praxair, Inc.	103	3,823
Rohm & Haas Co.	71	2,829
Sigma-Aldrich Corp.	22	1,217
		48,319
Construction Materials 0.0%
Vulcan Materials Co.	32	1,518
Containers & Packaging 0.0%
Ball Corp.	58	3,931
Bemis Co., Inc.	34	884
Pactiv Corp.*	49	1,090
Sealed Air Corp.*	27	1,343
Temple-Inland, Inc.	17	1,077
		8,325
Metals & Mining 0.1%
Alcoa, Inc.	274	9,505
Allegheny Technologies, Inc.	26	315
Newmont Mining Corp.	137	6,388
Nucor Corp.	70	4,304
Phelps Dodge Corp.*	28	2,286
Worthington Industries, Inc.	28	537
		23,335
Paper & Forest Products 0.0%
Georgia-Pacific Corp.	80	2,695
International Paper Co.	152	6,424
Louisiana-Pacific Corp.	34	877
		9,996
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
ALLTEL Corp.	99	4,939
AT&T Corp.	251	4,912
BellSouth Corp.	586	16,226
Citizens Communications Co.*	90	1,165
Qwest Communications International, Inc.*	559	2,409
SBC Communications, Inc.	1,048	25,718
Sprint Corp., (FON Group)	287	5,290
Verizon Communications, Inc.	874	31,936
		92,595
Wireless Telecommunication Services 0.1%
AT&T Wireless Services, Inc.*	859	11,691
Nextel Communications, Inc., "A"*	348	8,606
Sprint Corp., (PCS Group)*	328	3,017
		23,314
Utilities 0.4%
Electric Utilities 0.3%
Allegheny Energy, Inc.*	40	548
Ameren Corp.	57	2,627
American Electric Power Co.	125	4,115
CenterPoint Energy, Inc.	97	1,109
CINergy Corp.	57	2,331
CMS Energy Corp.	51	456
Consolidated Edison, Inc.	71	3,131
Dominion Resources, Inc.	103	6,623
DTE Energy Co.	53	2,181
Edison International	103	2,502
Entergy Corp.	73	4,344
Exelon Corp.	104	7,162
FirstEnergy Corp.	104	4,064
FPL Group, Inc.	58	3,877
PG&E Corp.*	131	3,795
Pinnacle West Capital Corp.	29	1,141
PPL Corp.	56	2,554
Progress Energy, Inc.	78	3,672
Southern Co.	231	7,046
TECO Energy, Inc.	60	878
TXU Corp.	103	2,952
Xcel Energy, Inc.	126	2,244
		69,352
Gas Utilities 0.0%
KeySpan Corp.	50	1,911
Kinder Morgan, Inc.	39	2,458
NICOR, Inc.	14	493
NiSource, Inc.	83	1,763
Peoples Energy Corp.	12	536
Sempra Energy	71	2,258
		9,419
Multi-Utilities & Unregulated Power 0.1%
AES Corp.*	198	1,689
Calpine Corp.*	131	612
Constellation Energy Group, Inc.	53	2,117
Duke Energy Corp.	287	6,486
Dynegy, Inc., "A"*	119	471
El Paso Corp.	193	1,372
Public Service Enterprise Group, Inc.	75	3,524
Williams Companies, Inc.	164	1,570
		17,841
Total Common Stocks (Cost $2,825,516)		3,313,008

Other 0.2%
Standard & Poor's 500 Depository Receipt Trust, SPDRs (Cost $42,442)	379	42,888

Preferred Stock 0.6%
Industrials 0.6%
Aerospace & Defense
Raytheon Co., "A"* (Cost $139,139)	2,600	140,319

#	Principal Amount ($)	Value ($)

Corporate Bonds 11.5%
Consumer Discretionary 0.5%
General Motors Corp., 8.375%, 7/15/2033	10,000	11,343
Time Warner, Inc.:
7.57%, 2/1/2024	45,000	51,821
8.11%, 8/15/2006	35,000	39,483
		102,647
Energy 1.4%
Duke Capital Corp., 4.302%, 5/18/2006	62,000	63,580
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	85,000	93,061
Halliburton Co., 144A, 5.5%, 10/15/2010,	90,000	95,322
Pioneer Natural Resources Co., 6.5%, 1/15/2008	55,000	61,257
		313,220
Financials 5.3%
21st Century Insurance Group, 144A, 5.9%, 12/15/2013	95,000	101,208
American General Finance Corp., 4.625%, 9/1/2010	110,000	114,610
American International Group, Inc., 144A, 4.25%, 5/15/2013	105,000	103,199
Ford Motor Credit Co.:
5.8%, 1/12/2009	75,000	77,323
6.875%, 2/1/2006	57,000	60,627
General Motors Acceptance Corp.:
6.75%, 1/15/2006	30,000	32,064
7.75%, 1/19/2010	100,000	113,366
General Motors Nova Finance, 6.85%, 10/15/2008	35,000	38,214
Goldman Sachs Capital I, 6.345%, 2/15/2034	35,000	35,986
Goldman Sachs Group, Inc., 5.15%, 1/15/2014	65,000	66,748
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	45,000	47,752
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	100,000	116,600
RBS Capital Trust II, 6.425%, 12/29/2049	100,000	106,237
Verizon Global Funding Corp.:
7.25%, 12/1/2010	115,000	135,502
7.75%, 12/1/2030	20,000	24,296
		1,173,732
Health Care 0.6%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	115,000	138,125
Industrials 0.3%
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	36,709	40,909
Systems 2001 Asset Trust LLC, "G", Series 2001, 144A, 6.664%, 9/15/2013	26,641	29,924
		70,833
Materials 0.4%
International Paper Co., 4.0%, 4/1/2010	100,000	99,731
Telecommunication Services 0.1%
Bell Atlantic New Jersey, Inc., 7.85%, 11/15/2029	15,000	18,432
Utilities 2.9%
Appalachian Power Co., 5.95%, 5/15/2033	60,000	60,068
Consumers Energy Co., 6.25%, 9/15/2006	135,000	146,297
Metropolitan Edison Co., 144A, 4.875%, 4/1/2014	35,000	34,825
Old Dominion Electric, 6.25%, 6/1/2011	185,000	209,187
Pacific Gas & Electric Co., 6.05%, 3/1/2034	90,000	91,030
Potomac Edison Co., 8.0%, 6/1/2024	75,000	75,000
Xcel Energy, Inc., 7.0%, 12/1/2010	30,000	35,030
		651,437
Total Corporate Bonds (Cost $2,428,730)		2,568,157

Asset Backed 4.8%
Automobile Receivables 1.7%
MMCA Automobile Trust:
"A4", Series 2002-2, 4.3%, 3/15/2010	120,000	121,913
"B", Series 2002-1, 5.37%, 1/15/2010	118,450	119,631
Ryder Vehicle Lease Trust, "A4", Series 2001-A, 5.81%, 8/15/2006	137,055	139,296
		380,840
Home Equity Loans 1.6%
Argent NIM Trust, "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	64,000	63,996
Conseco Finance, "AF6", Series 2000-B, 7.8%, 5/15/2020	261,224	277,303
Residential Asset Securities Corp., "A2B2", Series 2004-KS2, 1.33%**, 3/25/2034	20,000	20,000
		361,299
Manufactured Housing Receivables 1.5%
Greenpoint Manufactured Housing, "A3", Series 1999-5, 7.33%, 8/15/2020	316,173	324,549
Total Asset Backed (Cost $1,034,392)		1,066,688

Foreign Bonds - US$ Denominated 5.5%
Alcan, Inc., 6.125%, 12/15/2033	18,000	18,980
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	185,000	222,190
Deutsche Telekom International Finance BV, 8.25%, 6/15/2030	39,000	51,130
HSBC Capital Funding LP, 144A, 4.61%**, 12/29/2049	30,000	29,077
Inversiones CMPC SA, 144A, 4.875%, 6/18/2013	70,000	69,458
PacifiCorp Australia LLC, 144A, 6.15%, 1/15/2008	85,000	93,276
Petroleos Mexicanos, 9.5%, 9/15/2027	20,000	24,900
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	200,000	224,142
QBE Insurance Group Ltd., 144A, 5.647%**, 7/1/2023	55,000	55,222
Ram Holdings Ltd., 144A, 6.876%, 4/1/2024	80,000	79,120
Royal Bank of Scotland Group PLC, 8.817%, 3/31/2049	75,000	80,085
Tyco International Group SA:
144A, 6.0%, 11/15/2013	43,000	45,340
6.375%, 2/15/2006	60,000	63,882
6.75%, 2/15/2011	46,000	51,225
United Mexican States, 7.5%, 4/8/2033	6,000	6,540
WMC Finance USA, 5.125%, 5/15/2013	105,000	107,653
Total Foreign Bonds - US$ Denominated (Cost $1,142,106)		1,222,220

US Government Agency Sponsored Pass-Thrus 6.7%
Federal Home Loan Mortgage Corp.:
5.0%, 12/31/2034 (g)	110,000	110,624
6.0%, 12/1/2033	132,732	137,996
Federal National Mortgage Association:
4.5% with various maturities from 11/1/2018 until 12/1/2034 (g)	92,703	92,809
4.96%, 1/1/2015	89,823	94,679
5.0% with various maturities from 7/1/2023 until 12/1/2033 (g)	334,960	343,610
5.5% with various maturities from 2/1/2018 until 4/1/2034	452,594	465,053
6.0% with various maturities from 3/1/2015 until 12/1/2033	127,219	133,372
6.5% with various maturities from 11/1/2033 until 11/1/2033	112,034	117,706
Total US Government Agency Sponsored Pass-Thrus (Cost $1,482,472)		1,495,849

Collateralized Mortgage Obligations 14.4%
Bank of America Alternative Loan Trust, "2A1", Series 2004-4, 6.0%, 5/25/2034	59,000	61,268
Countrywide Alternative Loan Trust:
"2A1", Series 2004-J3, 6.0%, 4/25/2034	60,000	62,306
"7A1", Series 2004-J2, 6.0%, 12/25/2033	55,000	56,496
Fannie Mae Whole Loan, "5A", Series 2004-W2, 7.5%, 3/25/2044	115,000	126,985
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	61,000	62,282
"PA", Series 2786, 3.5%, 10/15/2010	60,000	61,277
"QA", Series 2649, 3.5%, 3/15/2010	105,000	107,202
"PT", Series 2724, 3.75%, 5/15/2016	61,000	62,867
"TG", Series 2690, 4.5%, 4/15/2032	60,000	58,477
"BG", Series 2640, 5.0%, 2/15/2032	45,000	45,429
"BM", Series 2497, 5.0%, 2/15/2022	33,745	34,560
"CA", Series 2526, 5.0%, 6/15/2016	35,014	36,089
"DG", Series 2662, 5.0%, 10/15/2022	120,000	123,285
"PC", Series 2520, 5.0%, 2/15/2020	61,000	61,819
"PE", Series 2378, 5.5%, 11/15/2016	30,000	31,916
"PE", Series 2512, 5.5%, 2/15/2022	110,000	116,102
"PL", Series 2459, 5.5%, 6/15/2030	579	579
"AE", Series 2293, 6.0%, 1/15/2029	7,927	7,962
"PE", Series 2405, 6.0%, 1/15/2017	80,000	85,705
"QE", Series 2113, 6.0%, 11/15/2027	65,838	67,382
"PR", Series 2198, 7.0%, 12/15/2028	7,001	7,059
"A5", Series T-42, 7.5%, 2/25/2042	26,943	29,646
Federal National Mortgage Association:
"NA", Series 2003-128, 4.0%, 8/25/2009	123,000	126,434
"TU", Series 2003-122, 4.0%, 5/25/2016	80,000	82,685
"2A3", Series 2003-W3, 4.16%, 6/25/2042	50,000	50,832
"JT", Series 2003-6, 4.5%, 6/25/2016	110,249	110,775
"A2", Series 2002-W10, 4.7%, 8/25/2042	20,554	21,010
"A2", Series 2002-W9, 4.7%, 8/25/2042	16,872	16,955
"2A3", Series 2003-W15, 4.71%, 8/25/2043	70,000	72,747
"1A3", Series 2003-W18, 4.732%, 8/25/2033	60,000	62,494
"KH", Series 2003-92, 5.0%, 3/25/2032	60,000	60,212
"UH", Series 2001-76, 5.0%, 5/25/2012	76,479	76,811
"MC", Series 2002-56, 5.5%, 9/25/2017	60,000	62,985
"PB", Series 2002-47, 5.5%, 9/25/2012	13,052	13,046
"PM", Series 2001-60, 6.0%, 3/25/2030	59,488	60,813
"VD", Series 2002-56, 6.0%, 4/25/2020	20,279	20,833
"A2", Series 1998-M1, 6.25%, 1/25/2008	92,022	100,803
"1A2", Series 2003-W3, 7.0%, 8/25/2042	45,479	49,466
"2A", Series 2003-W8, 7.0%, 10/25/2042	37,202	40,531
Federal National Mortgage Association Grantor Trust:
"A2", Series 2002-T16, 7.0%, 7/25/2042	90,054	97,905
"A2", Series 2002-T19, 7.0%, 7/25/2042	96,159	104,542
FHLMC Structured Pass Through Securities, "A2B", Series T-56, 4.29%, 7/25/2036	90,000	92,553
Government National Mortgage Association, "PA", Series 2003-89, 5.5%, 12/20/2023	107,528	111,856
GSMPS Mortgage Loan Trust, "A", Series 1998-3, 7.75%, 9/19/2027	42,389	46,168
Master Alternative Loan Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	65,000	68,534
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	78,630	80,953
Residential Asset Securitization Trust, "A3", Series 2002-A13, 5.0%, 12/25/2017	42,657	43,164
Residential Funding Mortgage Security I, "A1", Series 2003-S2, 5.0%, 2/25/2033	43,703	44,103
Washington Mutual Mortgage Securities Corp.:
"4A1", Series 2002-S7, 4.5%, 11/25/2032	45,584	45,845
"1A7", Series 2003-MS8, 5.5%, 5/25/2033	64,174	64,968
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2003-6, 5.0%, 6/25/2018	71,264	72,931
Total Collateralized Mortgage Obligations (Cost $3,175,483)		3,209,647

Municipal Investments 2.7%
Atlantic City, NJ, Core City GO, Series B, 4.5%, 8/1/2008 (f)	80,000	84,956
Illinois, State GO, 4.95%, 6/1/2023	80,000	77,806
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 5.2%, 12/1/2013	50,000	51,677
Virginia, Multi-Family Housing Revenue, Housing Development Authority, Series A, 6.51%, 5/1/2019 (f)	290,000	307,548
Wisconsin, State (REV) Lease, Series A, 5.7%, 5/1/2026 (f)	85,000	89,850
Total Municipal Investments (Cost $544,396)		611,837

Government National Mortgage Association 0.6%
Government National Mortgage Association, 6.0% with various maturities from 10/15/2033 until 3/20/2034 (Cost $140,965)	135,166	141,072

US Government Backed 7.4%
US Treasury Bond, 6.0%, 2/15/2026	464,000	537,950
US Treasury Note:
1.625%, 4/30/2005	80,000	80,384
5.0%, 8/15/2011	375,000	413,218
6.125%, 8/15/2007 (d)	552,000	622,984
Total US Government Backed (Cost $1,652,996)		1,654,536
Short-Term Investments 14.1%
US Treasury Bills:
0.90%***, 4/22/2004 (h)	150,000	149,924
0.91%***, 6/10/2004	3,000,000	2,994,546
Total Short-Term Investments (Cost $3,144,470)		3,144,470

	Shares	Value ($)

Cash Equivalents 18.7%
Scudder Cash Management QP Trust, 1.10% (b)	3,780,614	3,780,614
Daily Assets Fund Institutional, 1.06% (c) (e)	388,181	388,181
Total Cash Equivalents (Cost $4,168,795)		4,168,795

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $21,921,902) (a)	102.0	22,779,486
Other Assets and Liabilities, Net	(2.0)	(451,243)
Net Assets	100.0	22,328,243

* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2004.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $22,300,023. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $479,463. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $893,411 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $413,948.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc., an affiliate of the Advisor. The rate shown is the annualized seven-day yield at period end.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2004 amounted to $379,831, which is 1.7% of total net assets.
(e) Represents collateral held in connection with securities lending.
(f) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	.4%
MBIA	Municipal Bond Investors Assurance	1.7%

(g) Mortgage dollar rolls included.
(h) At March 31, 2004, this security has been pledged to cover in whole or in part, initial requirements for open futures contracts.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

At March 31, 2004, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2004	6	438,470	432,853	(5,617)
10 Year Canadian Government Bond	6/21/2004	13	1,097,225	1,105,284	8,059
10 Year Germany Fed Rep Bonds	6/8/2004	8	1,124,360	1,141,107	16,747
EOE Dutch Stock Index Futures	4/16/2004	4	339,627	333,081	(6,546)
FTSE 100 Index	6/18/2004	2	163,576	161,621	(1,955)
S&P 500 Index	6/17/2004	1	277,458	281,225	3,758
S&P Canada 60 Index	6/17/2004	1	71,445	72,376	931
S&P Mini 500 Index	6/18/2004	2	112,190	112,500	310
Topix Index	6/10/2004	2	216,694	226,751	10,057
Total net unrealized appreciation					25,744

At March 31, 2004, open futures contracts sold short were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	6/21/2004	7	794,249	807,844	(13,595)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2004
Assets	Asset Management Portfolio	Asset Management Portfolio II	Asset Management Portfolio III
Investments: Investments in securities, at value(a)	$ 690,407,799	$ 61,806,485	$ 18,610,691
Investments in Daily Assets Fund Institutional(b)	11,443,815	240,775	388,181
Investments in Scudder Cash Management QP Trust(c)	60,814,726	9,265,774	3,780,614
Total investments in securities, at value	762,666,340	71,313,034	22,779,486
Cash	31,879	-	76,026
Foreign currency, at value(d)	24,351,831	2,293,788	714,102
Receivable for investments sold	10,060,178	1,599,741	354,556
Dividends receivable	570,181	33,253	4,514
Interest receivable	2,139,726	260,821	78,853
Net receivable on closed forward foreign currency exchange contracts	1,440,166	132,240	30,870
Unrealized appreciation on forward foreign currency exchange contracts	281,584	29,224	13,173
Due from Advisor	-	-	19,421
Other assets	13,810	1,212	348
Total assets	801,555,695	75,663,313	24,071,349
Liabilities
Due to custodian bank	-	155,348	-
Payable upon return of securities loaned	11,443,815	240,775	388,181
Payable for investments purchased	10,117,152	1,815,179	786,266
Payable for investments purchased - mortgage dollar rolls	8,299,829	1,076,395	488,349
Payable for daily variation margin on open futures contracts	224,922	35,422	8,300
Deferred mortgage dollar roll income	12,376	1,679	647
Unrealized depreciation on forward foreign currency exchange contracts	527,486	62,812	20,800
Accrued investment advisory fee	104,619	27,323	-
Other accrued expenses and payables	108,186	50,520	50,563
Total liabilities	30,838,385	3,465,453	1,743,106
Net assets, at value	$ 770,717,310	$ 72,197,860	$ 22,328,243

a Cost of $625,746,283, $57,789,474 and $17,753,107, respectively.
b Cost of $11,443,815, $240,775 and $388,181, respectively. Represents collateral on securities loaned.
c Cost of $60,814,726, $9,265,774 and $3,780,614, respectively.
d Foreign cash has a cost basis of $23,859,771, $2,274,164 and $700,367, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2004
Investment Income	Asset Management Portfolio	Asset Management Portfolio II	Asset Management Portfolio III
Dividends(a)	$ 6,222,391	$ 314,109	$ 30,537
Interest	11,905,234	1,521,112	590,169
Interest - Scudder Cash Management QP Trust	141,290	18,388	6,930
Interest - Cash Management Fund Institutional	483,090	67,175	22,664
Securities lending income	3,532	341	178
Total income	18,755,537	1,921,125	650,478
Expenses: Investment advisory fees	4,457,861	406,256	130,340
Administrator service fees	716,028	64,097	20,709
Legal	14,246	16,690	21,718
Auditing	44,528	48,204	53,511
Trustees' fees and expenses	18,104	2,263	2,464
Other	29,532	179	6,549
Total expenses, before expense reductions	5,280,299	537,689	235,291
Expense reductions	(1,340,309)	(152,742)	(111,007)
Total expenses, after expense reductions	3,939,990	384,947	124,284
Net investment income (loss)	14,815,547	1,536,178	526,194
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	14,124,847	1,398,527	425,201
Futures	91,117	99,497	(43,653)
Foreign currency related transactions	20,534,274	1,746,098	451,638
	34,750,238	3,244,122	833,186
Net unrealized appreciation (depreciation) during the period on: Investments	96,562,613	5,171,696	642,865
Futures	40,217	(1,442)	3,229
Foreign currency related transactions	(58,342)	(63,456)	(2,070)
	96,544,488	5,106,798	644,024
Net gain (loss) on investment transactions	131,294,726	8,350,920	1,477,210
Net increase (decrease) in net assets resulting from operations	$ 146,110,273	$ 9,887,098	$ 2,003,404

a Net of foreign taxes withheld of $407, $41 and none, respectively.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Asset Management Portfolio
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 14,815,547	$ 12,813,218
Net realized gain (loss) on investment transactions	34,750,238	(61,629,120)
Net unrealized appreciation (depreciation) on investment transactions during the period	96,544,488	(15,507,801)
Net increase (decrease) in net assets resulting from operations	146,110,273	(64,323,703)
Capital transaction in shares of beneficial interest: Proceeds from capital invested	170,997,531	315,981,347
Value of capital withdrawn	(143,364,661)	(235,697,310)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	27,632,870	80,284,037
Increase (decrease) in net assets	173,743,143	15,960,334
Net assets at beginning of period	596,974,167	581,013,833
Net assets at end of period	$ 770,717,310	$ 596,974,167

Statement of Changes in Net Assets - Asset Management Portfolio II
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 1,536,178	$ 1,774,220
Net realized gain (loss) on investment transactions	3,244,122	(4,903,420)
Net unrealized appreciation (depreciation) on investment transactions during the period	5,106,798	(376,706)
Net increase (decrease) in net assets resulting from operations	9,887,098	(3,505,906)
Capital transaction in shares of beneficial interest: Proceeds from capital invested	22,157,301	12,796,947
Value of capital withdrawn	(11,830,884)	(33,360,391)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	10,326,417	(20,563,444)
Increase (decrease) in net assets	20,213,515	(24,069,350)
Net assets at beginning of period	51,984,345	76,053,695
Net assets at end of period	$ 72,197,860	$ 51,984,345

Statement of Changes in Net Assets - Asset Management Portfolio III
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income (loss)	$ 526,194	$ 697,610
Net realized gain (loss) on investment transactions	833,186	(635,303)
Net unrealized appreciation (depreciation) on investment transactions during the period	644,024	202,196
Net increase (decrease) in net assets resulting from operations	2,003,404	264,503
Capital transaction in shares of beneficial interest: Proceeds from capital invested	10,611,773	13,173,115
Value of capital withdrawn	(7,156,005)	(23,440,500)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	3,455,768	(10,267,385)
Increase (decrease) in net assets	5,459,172	(10,002,882)
Net assets at beginning of period	16,869,071	26,871,953
Net assets at end of period	$ 22,328,243	$ 16,869,071

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Asset Management Portfolio

Years Ended March 31,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	771	597	581	552	733
Ratio of expenses before expense reductions (%)	.74	.76	.74	.76	.76
Ratio of expenses after expense reductions (%)	.55	.55	.55	.59	.60
Ratio of net investment income (loss) (%)	2.08	2.61	2.84	3.19	2.69
Portfolio turnover rate (%)	115[e]	133	90	118	222
Total investment return (%)[a,b]	23.71	(11.88)	2.08	-	-

Asset Management Portfolio II

Years Ended March 31,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	52	76	84	99
Ratio of expenses before expense reductions (%)	.84	.84	.80	.79	.79
Ratio of expenses after expense reductions (%)	.60	.60	.60	.60	.60
Ratio of net investment income (loss) (%)	2.40	3.07	3.44	4.26	3.43
Portfolio turnover rate (%)	144[e]	116	127	139	273
Total investment return (%)[a,c]	17.25	(5.23)	2.97	-	-

Asset Management Portfolio III

Years Ended March 31,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	17	27	30	38
Ratio of expenses before expense reductions (%)	1.09	.93	.94	.87	.85
Ratio of expenses after expense reductions (%)	.60	.60	.60	.60	.60
Ratio of net investment income (loss) (%)	2.55	3.32	4.09	5.25	4.02
Portfolio turnover rate (%)	198[e]	162	153	148	354
Total investment return (%)[a,d]	10.84	1.44	3.84	-	-
[a] Total return would have been lower had certain expenses not been reduced.
[b] Total investment return for the Portfolio was derived from the performance of the Premier Class of Scudder Lifecycle Long Range Fund.
[c] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder Lifecycle Mid Range Fund.
[d] Total investment return for the Portfolio was derived from the performance of the Investment Class of Scudder Lifecycle Short Range Fund.
[e] The portfolios' turnover rates including mortgage dollar roll transactions for the year ended March 31, 2004 were as follows:

Asset Management I	124%
Asset Management II	161%
Asset Management III	223%

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Asset Management Portfolio and Scudder Investment Portfolios are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies organized as New York business trusts (the "Trusts"). Asset Management Portfolio II and Asset Management Portfolio III are each a series of Scudder Investment Portfolios, formerly BT Investment Portfolios.

The financial statements of each of Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (each a "Portfolio," and collectively the "Portfolios") are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of each Portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and affiliated funds are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of each Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, each Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by each Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. When entering into a closing transaction, each Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit each Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, each Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, each Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Portfolio. For example, while the Portfolio receives compensation as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Expenses. Expenses of the Trusts arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Federal Income Taxes. Each Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Each Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities, futures and foreign currency transactions to its investors in proportion to their investment in each Portfolio.

B. Purchases and Sales of Securities

During the year ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases ($)	Sales ($)
Asset Management Portfolio excluding US Treasury securities and mortgage dollar roll transactions	506,630,796	429,630,536
US Treasury securities	266,500,488	292,407,823
mortgage dollar roll transactions	49,237,665	51,708,083
Asset Management Portfolio II excluding US Treasury securities and mortgage dollar roll transactions	49,263,479	38,930,094
US Treasury securities	32,774,412	32,677,728
mortgage dollar roll transactions	8,009,580	8,473,445
Asset Management Portfolio III excluding US Treasury securities and mortgage dollar roll transactions	16,795,683	14,308,342
US Treasury securities	13,834,968	13,379,138
mortgage dollar roll transactions	3,441,113	3,451,855

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for each Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for each Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. Each Portfolio did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

Effective April 25, 2003, Northern Trust Investments, Inc. (now Northern Trust Investments, National Association) ("NTI") became each Portfolio's subadvisor and manages the passive equity portion of each Portfolio. NTI is paid directly by DeAM, Inc. for its sub-advisory services.

For the period ended March 31, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses of each Portfolio to the extent necessary to maintain the annualized expenses of Asset Management Portfolio at 0.55% and the annualized expenses of each of the Asset Management Portfolio II and Asset Management Portfolio III at 0.60%. The Advisor and Administrator may terminate this voluntary waiver and reimbursement at any time, with respect to any Portfolio, without notice to the shareholder.

For the year ended March 31, 2004, the Investment Advisory Fee was as follows:

Investment Advisory Fee	Total Aggregated	Amount Waived by DeAM, Inc.	Unpaid at March 31, 2004	Effective Rate
Asset Management Portfolio	$ 4,457,861	$ 1,340,309	$ 104,619.44%
Asset Management Portfolio II	406,256	152,742	27,323.40%
Asset Management Portfolio III	130,340	111,007	-	.09%

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly.

For the year ended March 31, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2004
Asset Management Portfolio	$ 716,028	$ 64,958
Asset Management Portfolio II	64,097	5,784
Asset Management Portfolio III	20,709	-

Deutsche Bank Trust Company Americas ("DBT Co."), an affiliate of each Portfolio's Advisor and Administrator, served as the Portfolios' custodian. Effective June 6, 2003, State Street Bank and Trust Company ("State Street") is the Portfolios' custodian.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other. Each Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Securities Lending

The Portfolios may lend securities to financial institutions. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolios require the borrowers of the securities to maintain collateral with the Portfolios in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Portfolios may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral. Either the Portfolios or the borrower may terminate the loan. The Portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Forward Foreign Currency Commitments

As of March 31, 2004, the Portfolios had the following open forward foreign currency exchange contracts:

Asset Management Portfolio

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 312,277	CAD	420,000	4/5/2004	$ 8,246
USD 3,694,476	CAD	4,849,000	4/5/2004	6,031
EUR 7,298,000	USD	9,031,640	4/6/2004	62,058
USD 432,105	JPY	47,328,000	4/6/2004	22,258
USD 423,584	GBP	234,000	4/6/2004	6,850
USD 886,715	EUR	726,000	4/6/2004	5,573
GBP 234,000	USD	430,658	4/6/2004	224
USD 25,374,455	AUD	33,369,000	5/4/2004	81,081
USD 34,398,359	GBP	18,736,000	5/5/2004	84,336
USD 36,584,806	JPY	3,808,437,000	5/7/2004	4,927
				$ 281,584

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
CAD 5,269,000	USD	3,923,072	4/5/2004	$ (97,957)
AUD 10,772,000	USD	7,915,804	4/6/2004	(295,510)
JPY 47,328,000	USD	438,186	4/6/2004	(16,177)
USD 8,276,343	AUD	10,772,000	4/6/2004	(65,029)
USD 8,090,001	EUR	6,572,000	4/6/2004	(12,707)
CAD 4,849,000	USD	3,691,242	5/3/2004	(9,861)
EUR 6,572,000	USD	8,083,560	5/4/2004	(30,245)
				$ (527,486)

Asset Management Portfolio II

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 384,000	CAD	504,000	4/5/2004	$ 626
EUR 653,000	USD	808,120	4/6/2004	5,553
JPY 32,247,000	USD	309,802	4/6/2004	221
USD 298,558	JPY	32,247,000	4/6/2004	11,022
USD 72,408	GBP	40,000	4/6/2004	1,171
GBP 40,000	USD	73,617	4/6/2004	38
USD 30,534	EUR	25,000	4/6/2004	192
USD 601,492	AUD	791,000	5/4/2004	1,922
EUR 628,000	USD	772,440	5/4/2004	471
USD 3,266,155	GBP	1,779,000	5/4/2004	8,008
				$ 29,224

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
CAD 12,000	USD	8,922	4/5/2004	$ (236)
CAD 492,000	USD	366,322	4/5/2004	(9,147)
USD 1,072,575	AUD	1,396,000	4/6/2004	(8,428)
USD 773,055	EUR	628,000	4/6/2004	(1,214)
AUD 1,396,000	USD	1,025,851	4/6/2004	(39,926)
CAD 504,000	USD	383,664	5/3/2004	(1,025)
USD 3,430,777	JPY	357,140,000	5/7/2004	(2,836)
				$ (62,812)

Asset Management Portfolio III

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 117,333	CAD	154,000	4/5/2004	$ 191
USD 240,212	JPY	25,945,000	4/6/2004	8,868
EUR 202,000	USD	249,985	4/6/2004	1,717
JPY 25,945,000	USD	249,258	4/6/2004	178
USD 4,885	EUR	4,000	4/6/2004	31
EUR 198,000	USD	243,540	5/4/2004	149
USD 831,685	GBP	453,000	5/5/2004	2,039
				$ 13,173

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
CAD 2,000	USD	1,487	4/5/2004	$ (39)
CAD 152,000	USD	113,173	4/5/2004	(2,826)
GBP 7,000	USD	12,671	4/6/2004	(205)
USD 365,720	AUD	476,000	4/6/2004	(2,874)
USD 12,957	GBP	7,000	4/6/2004	(81)
USD 243,734	EUR	198,000	4/6/2004	(382)
AUD 476,000	USD	349,789	4/6/2004	(13,058)
CAD 154,000	USD	117,231	5/3/2004	(313)
AUD 67,000	USD	50,920	5/4/2004	(191)
USD 1,005,198	JPY	104,640,000	5/7/2004	(831)
				$ (20,800)

Currency Abbreviation
CAD	Canadian Dollar	EUR	Euro	AUD	Australian Dollar
GBP	British Pound	JPY	Japanese Yen	USD	US Dollars

F. Line of Credit

Prior to April 11, 2003, each Portfolio and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated based upon net assets among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, each Portfolio entered into a new revolving credit facility administered by JP Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Asset Management Portfolio and Scudder Investment Portfolios, formerly BT Investment Portfolios, and Holders of Beneficial Interest of the Asset Management Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Management Portfolio, Asset Management Portfolio II and Asset Management Portfolio III (hereafter referred to as the "Portfolios") at March 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts May 27, 2004	PricewaterhouseCoopers LLP

Account Management Resources

For shareholders of Investment and Premier Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Long Range Fund		Mid Range Fund	Short Range Fund
	Investment Class	Premier Class	Investment Class	Investment Class
Nasdaq Symbol	BTILX	BTAMX	BTLRX	BTSRX
CUSIP Number	81111Y 606	81111Y 309	81111R 825	81111R 817
Fund Number	812	567	813	814

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808

A Member of
Deutsche Asset Management

SLIFE-2
(0794 5/00)

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2004, Scudder Advisor Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            LIFE CYCLE MID RANGE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                        Audit-
     Fiscal Year     Audit Fees         Related       Tax Fees    All Other Fees
        Ended         Billed          Fees Billed      Billed        Billed
       March 31       to Fund           to Fund       to Fund        to Fund
--------------------------------------------------------------------------------
2004                   $13,800          $2,029          $7,520         $0
--------------------------------------------------------------------------------
2003                   $11,400           $722           $3,825         $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related                                  All
                       Fees Billed to    Tax Fees Billed to    Other Fees Billed
      Fiscal Year       Adviser and          Adviser and         to Adviser and
         Ended        Affiliated Fund      Affiliated Fund      Affiliated Fund
       March 31,     Service Providers    Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                      $573,742               $0                    $0
--------------------------------------------------------------------------------
2003                      $452,700             $69,500              $34,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                                Fees billed
                                to Adviser
                              and Affiliated
                              Fund Service         Total
                                Providers         Non-Audit
                             (engagements      Fees billed to
                                 related        Adviser and
                               directly to      Affiliated
                              the operations       Fund
                   Total      and financial       Service
                 Non-Audit     reporting         Providers
     Fiscal     Fee Billed      of the          (all other       Total of
      Year         Fund          Fund           engagements)     (A), (B)
     Ended
     March 31       (A)           (B)              (C)           and (C)
--------------------------------------------------------------------------------
2004               $7,520        $0              $2,412,058        $2,419,578
--------------------------------------------------------------------------------
2003               $3,825        $103,900        $17,512,166       $17,619,891
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                           LIFE CYCLE SHORT RANGE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                        Audit-
     Fiscal Year     Audit Fees         Related       Tax Fees    All Other Fees
        Ended         Billed          Fees Billed      Billed        Billed
       March 31       to Fund           to Fund       to Fund        to Fund
--------------------------------------------------------------------------------
2004                   $13,800            $2,029       $7,520          $0
--------------------------------------------------------------------------------
2003                   $11,400             $722        $3,825          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related                                 All
                       Fees Billed to     Tax Fees Billed to  Other Fees Billed
      Fiscal Year       Adviser and           Adviser and       to Adviser and
         Ended        Affiliated Fund       Affiliated Fund    Affiliated Fund
       March 31,     Service Providers     Service Providers  Service Providers
--------------------------------------------------------------------------------
2004                      $573,742                $0                  $0
--------------------------------------------------------------------------------
2003                      $452,700              $69,500            $34,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billedfor  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                                Fees billed
                                to Adviser
                              and Affiliated
                              Fund Service         Total
                                Providers         Non-Audit
                             (engagements      Fees billed to
                                 related        Adviser and
                               directly to      Affiliated
                              the operations       Fund
                   Total      and financial       Service
                 Non-Audit     reporting         Providers
     Fiscal     Fee Billed      of the          (all other       Total of
      Year         Fund          Fund           engagements)     (A), (B)
     Ended
     March 31       (A)           (B)              (C)           and (C)
--------------------------------------------------------------------------------
2004               $7,520         $0             $2,412,058       $2,419,578
--------------------------------------------------------------------------------
2003               $3,825      $103,900         $17,512,166      $17,619,891
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Lifecycle Mid Range Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Lifecycle Mid Range Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Lifecycle Short Range Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Lifecycle Short Range Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------